Final
STANDARD DEFINITIONS
“17g-5” shall have the meaning set forth in Section 8.06(d) of the Indenture.
“Acceleration Event” shall have thhibit a
e meaning specified in Section 6.06 of the Indenture.
“Acceptable Attorney” shall have the meaning specified in Section 1.2(b) of the Custodial Agreement.
“Act” shall have the meaning specified in Section 1.04 of the Indenture.
“Administration Agreement” shall mean that certain administration agreement, dated as of January 23, 2013, by and among the Issuer, the Indenture Trustee and the Administrator.
“Administrator” shall mean Diamond Resorts Financial Services, Inc.
“Administrator Expenses” shall mean the reasonable out-of-pocket expenses of the Administrator in connection with its duties under the Administration Agreement and any taxes owed pursuant to Section 8.07 of the Indenture.
“Administrator Fee” shall equal $1,000 paid annually.
“Adverse Claim” shall mean any claim of ownership or any lien, security interest, title retention, trust or other charge or encumbrance, or other type of preferential arrangement having the effect or purpose of creating a lien or security interest, other than the interests created under the Indenture in favor of the Indenture Trustee and the Noteholders.
“Affiliate” shall mean any Person: (a) which directly or indirectly controls, or is controlled by, or is under common control with such Person; (b) which directly or indirectly beneficially owns or holds five percent (5%) or more of the voting stock of such Person; or (c) for which five percent (5%) or more of the voting stock of which is directly or indirectly beneficially owned or held by such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Aggregate Loan Balance” means the sum of the Loan Balances for all Timeshare Loans (except Defaulted Timeshare Loans).
“Aggregate Outstanding Note Balance” shall mean the sum of the Outstanding Note Balances for all Classes of Notes.
“Applicable Procedures” shall have the meaning specified in Section 2.04(d)(i) of the Indenture.

“Applicable Review Period” shall have the meaning specified in Section 1.2(a) of the Custodial Agreement.
“Approved Financial Institution” shall mean a federal or state-chartered depository institution or trust company having a combined surplus and capital of at least $100,000,000 and further having (a) commercial paper, short-term debt obligations, or other short-term deposits that are rated at least “A-1” by S&P, if the deposits are to be held in the account for 30 days or less, or (b) having long-term unsecured debt obligations that are rated at least “AA” by S&P, if the deposits are to be held in the account more than 30 days. Notwithstanding the foregoing, if an account is held by an Approved Financial Institution, following a downgrade, withdrawal, qualification, or suspension of such institution’s rating, each account must promptly (and in any case within not more than 30 calendar days) be moved with written notice to the Indenture Trustee, to an Approved Financial Institution.
“Assignment of Mortgage” shall mean, with respect to a Mortgage Loan, a written assignment of one or more Mortgages from the original maker of such Mortgage Loan to the Indenture Trustee, for the benefit of the Noteholders, relating to one or more Timeshare Loans in recordable form, and signed by an Authorized Officer of all necessary parties, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of a transfer of such Mortgage and its proceeds to the Indenture Trustee.
“Assumption Date” shall have the meaning specified in Section 5.16(f) of the Indenture.
“Attorney’s Bailee Letter” shall have the meaning specified in Section 1.2(b) of the Custodial Agreement.
“Authorized Officer” shall mean, with respect to any corporation, limited liability company or partnership, the Chairman of the Board, the President, any Vice President, the Secretary, the Treasurer, any Assistant Secretary, any Assistant Treasurer, Managing Member and each other officer of such corporation or limited liability company or the general partner of such partnership customarily performing functions similar to those performed by any of the above designated officers, and with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge and familiarity with the particular subject or such officer specifically authorized in resolutions of the Board of Directors of such corporation or managing member of such limited liability company to sign agreements, instruments or other documents in connection with this Indenture on behalf of such corporation, limited liability company or partnership, as the case may be.
“Available Funds” shall mean for any Payment Date, (A) all funds on deposit in the Collection Account after making all transfers and deposits required from or by (i) the Servicer pursuant to the Indenture, (ii) the Reserve Account pursuant to Section 3.02(b) of the Indenture (other than any Reserve Account Draw Amounts), and (iii) the Seller or the Issuer pursuant to Section 4.04 of the Indenture, less (B) amounts on deposit in the Collection Account related to collections related to any Due Periods subsequent to the Due Period related to such Payment Date.
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“Back-Up Servicer” shall mean Wells Fargo Bank, National Association and its permitted successors and assigns, as provided in the Indenture.
“Back-Up Servicing Fee” shall mean for any Payment Date, an amount equal to the product of (i) one-twelfth of 0.07% and (ii) the Aggregate Loan Balance as of the first day of the related Due Period.
“Bankruptcy Code” shall mean the federal Bankruptcy Code, as amended (Title 11 of the United States Code).
“Benefit Plan” shall mean an “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to Title I of ERISA or any other “plan” as defined in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code or any entity whose underlying assets include plan assets by reason of an employee benefit plan’s or plan’s investment in such entity or any plan that is subject to any substantially similar provision of federal, state or local law.
“Business Day” shall mean any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in New York City, the city in which the Servicer is located or the city in which the Corporate Trust Office is located, are authorized or obligated by law or executive order to be closed.
“Cash Accumulation Event” shall commence on any Determination Date if the average of the Delinquency Levels for the last three Due Periods is greater than or equal to 7.00% and shall continue until the Determination Date where the average of the Delinquency Levels for the last three Due Periods is less than 7.00%.
“Cede & Co.” shall mean the initial registered holder of the Notes, acting as nominee of The Depository Trust Company.
“Centralized Lockbox Account” shall have the meaning specified in Section 5.2(a) of the Indenture.
“Certificate of Trust” shall mean the Certificate of Trust in the form attached as Exhibit A to the Trust Agreement.
“Certified Translation Document” shall have the meaning specified in Section 1.2(c) of the Custodial Agreement.
“Class” shall mean, as the context may require, any of the Class A Notes or Class B Notes.
“Class A Notes” shall have the meaning specified in the Recitals of the Issuer in the Indenture.
“Class B Notes” shall have the meaning specified in the Recitals of the Issuer in the Indenture.
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“Class A Percentage Interest” shall mean for any Payment Date, a percentage equal to (i) the Outstanding Note Balance of the Class A Notes divided by (ii) the Aggregate Outstanding Note Balance.
“Class B Percentage Interest” shall mean for any Payment Date, a percentage equal to (i) the Outstanding Note Balance of the Class B Notes divided by (ii) the Aggregate Outstanding Note Balance.
“Clearstream” shall mean Clearstream Banking, société anonyme, a limited liability company organized under the laws of Luxembourg.
“Closing Date” shall mean January 23, 2013.
“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time and any successor statute, together with the rules and regulations thereunder.
“Collection” shall mean a vehicle holding real estate underlying a Points-Based Property, evidenced by a trust agreement by which a Collection Developer transfers legal title to deeded fee simple or leasehold interests in Units at a Resort to a Collection Trustee pursuant to a Collection Trust Agreement or, with respect to Premiere Vacation Collection only, a membership plan (as the same may be amended from time to time) recorded in the official records of Maricopa County, Arizona. For purposes of the Transaction Documents and Timeshare Loans, each of Diamond Resorts U.S. Collection, Diamond Resorts Hawaii Collection, Diamond Resorts California Collection and Premiere Vacation Collection is a “Collection”.
“Collection Account” shall mean the account established and maintained by the Indenture Trustee pursuant to Section 3.02(a) of the Indenture.
“Collection Association” shall mean any of Diamond Resorts U.S. Collection Members Association, Inc., Diamond Resorts Hawaii Collection Members Association, Inc., Diamond Resorts California Members Association, Inc. or Premiere Collection Owners Association, Inc.
“Collection Developer” shall mean Diamond Resorts U.S. Collection Development, LLC, Diamond Resorts Hawaii Collection Development, LLC, Diamond Resorts California Collection Development, LLC or ILX Acquisition, Inc.
“Collection Policy” shall mean those collection policies and practices of the initial Servicer in effect as of a specified date; and for any successor Servicer shall mean the collection policies and practices of such successor in effect on the date which it commences servicing. The Collection Policy of the initial Servicer in effect on the Closing Date is attached as Exhibit I to the Indenture.
“Collection Reports” shall have the meaning set forth in Section 5.16(b) of the Indenture.
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“Collection Trust Agreement” shall mean each trust agreement by and among the Collection Trustee and the related Collection Developer and Collection Association.
“Collection Trustee” shall mean First American Trust, FSB, a federal savings bank.
“Continued Errors” shall have the meaning specified in Section 5.16(f)(i) of the Indenture.
“Conveyed Timeshare Property” shall have the meaning specified in Section 2(b) of the Sale Agreement.
“Corporate Trust Office” shall mean (i) the office of the Indenture Trustee, which office is at the address set forth in Section 13.03 of the Indenture, or (ii) the office of the Owner Trustee, which is at the address set forth in Section 2.2 of the Trust Agreement, as applicable.
“Cumulative Default Level” shall mean, for any Determination Date, (i)(A) the sum of the Loan Balances of all Timeshare Loans that became Defaulted Timeshare Loans since the Closing Date (other than Defaulted Timeshare Loans for which the Seller has exercised its option to repurchase or substitute pursuant to Section 6(b) of the Sale Agreement) minus (B) all recoveries or remarketing proceeds received in respect of Defaulted Timeshare Loans for which the Seller did not exercise its option to repurchase or substitute pursuant to Section 6(b) of the Sale Agreement since the Closing Date, divided by (ii) the Aggregate Loan Balance as of the Initial Cut-Off Date (expressed as a percentage).
“Custodial Agreement” shall mean that certain custodial agreement, dated as of January 23, 2013, by and among, the Custodian, the Indenture Trustee, the Servicer and the Issuer.
“Custodial Delivery Failure” shall have the meaning specified in Section 2.5 of the Custodial Agreement.
“Custodial Expenses” shall mean reasonable out-of-pocket expenses of the Custodian incurred in connection with performance of the Custodian’s obligations and duties under the Custodial Agreement.
“Custodial Fees” shall mean such fees as the Custodian shall charge from time to time for access to Timeshare Loan Files, as specified in the Custodial Agreement.
“Custodian” shall mean Wells Fargo Bank, National Association or its permitted successors and assigns.
“Cut-Off Date” shall mean, with respect to (i) the Initial Timeshare Loans, the Initial Cut-Off Date and (ii) any Qualified Substitute Timeshare Loan, the Substitution Cut-Off Date.
“Cut-Off Date Loan Balance” shall mean the Loan Balance of a Timeshare Loan as of its related Cut-Off Date.
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“Declaration” means the declaration in furtherance of a plan for subjecting a Resort or a Collection to a timeshare form of ownership, which declaration contains covenants, restrictions, easements, charges, liens and including, without limitation, provisions regarding the identification of Timeshare Property and the common areas and the regulation and governance of the real property comprising such Resort or such Collection as a timeshare regime.
“Default” shall mean an event which, but for the passage of time, would constitute an Event of Default under the Indenture.
“Default Level” shall mean, for any Due Period, (i) (A) the sum of the Loan Balances of all Timeshare Loans that became Defaulted Timeshare Loans during such Due Period (other than Defaulted Timeshare Loans for which the Seller has exercised its option to repurchase or substitute pursuant to Section 6(b) of the Sale Agreement) minus (B) any recoveries or remarketing proceeds received during such Due Period in respect of any Defaulted Timeshare Loans for which the Seller did not exercise its option to repurchase or substitute pursuant to Section 6(b) of the Sale Agreement, divided by (ii) the Aggregate Loan Balance on the first day of such Due Period (expressed as a percentage).
“Defaulted Timeshare Loan” is any Timeshare Loan for which any of the earliest following events may have occurred: (i) any payment or part thereof has been delinquent more than 180 days as of the end of the related Due Period (as determined by the Servicer in accordance with the Servicing Standard), (ii) the Servicer has initiated cancellation or foreclosure or similar proceedings with respect to the related Timeshare Property or has received the related mutual release agreement, assignment or deed in lieu of foreclosure, or (iii) provided that such Timeshare Loan is at least one day delinquent, the Servicer has determined that such Timeshare Loan should be fully written off in accordance with the Credit and Collection Policy.
“Deferred Interest Amount” shall mean an amount equal to sum of (i) interest accrued during the related Interest Accrual Period at the applicable Note Rate on such unreimbursed Note Balance Write-Down Amounts applied to such Class prior to such Payment Date and (ii) any unpaid Deferred Interest Amounts from prior Payment Dates, plus interest thereon at the applicable Note Rate, to the extent permitted by law.
“Definitive Note” shall have the meaning specified in Section 2.02 of the Indenture.
“Delinquency Level” shall mean, for any Due Period, the sum of the Loan Balances of all Timeshare Loans (other than Defaulted Timeshare) that are 61 days or more delinquent on the last day of such Due Period (as determined by the Servicer in accordance with the Servicing Standard) divided by the Aggregate Loan Balance on the last day of such Due Period (expressed as a percentage).
“Delivery Date” shall have the meaning specified in Section 1.1(b) of the Custodial Agreement.
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“Deposit Account Control Agreement” shall mean a deposit account control agreement for a lockbox account (including the Centralized Lockbox Account), as it may be amended, supplemented or otherwise modified from time to time.
“Depository” shall mean an organization registered as a “clearing agency” pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The initial Depository shall be The Depository Trust Company.
“Depository Agreement” shall mean the letter of representations, between the Issuer, the Indenture Trustee and the Depository.
“Depository Participant” shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges securities deposited with the Depository.
“Determination Date” shall mean, with respect to any Payment Date, the 15th day of the month in which such Payment Date occurs or, if such date is not a Business Day, then the next succeeding Business Day.
“DRFS” shall mean Diamond Resorts Financial Services, Inc., a Nevada corporation.
“Diamond Resorts Entity” means the Issuer, the Seller, the Servicer, each Performance Guarantor, each Collection Developer and their respective Affiliates.
“Diamond Resorts Marketing and Sales Percentage” shall equal the average of the selling and marketing expenses as a percentage of total Timeshare Property sales as reported by Diamond Resorts Corporation, over the last four quarters; provided that if such quarter is a quarter ending on December 31, the Diamond Resorts Marketing and Sales Percentage will be based on the selling and marketing expenses for the most recent year.
“DRC” shall mean Diamond Resorts Corporation, a Maryland corporation.
“Due Period” shall mean with respect to any Payment Date is the immediately preceding calendar month.
“Eligible Bank Account” shall mean a segregated account, which may be an account maintained with the Indenture Trustee, which is either (a) maintained with a depository institution or trust company whose short-term unsecured obligations are rated at least A-1 by S&P and P-1 by Moody’s, or if no such short-term rating is available, whose long-term unsecured debt obligations are rated at least A+ by S&P and A2 by Moody’s; or (b) a trust account or similar account maintained at the corporate trust department of the Indenture Trustee.
“Eligible Investments” shall mean one or more of the following obligations or securities:
(1) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any
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agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (“Direct Obligations”);
(2) federal funds, or demand and time deposits in, certificates of deposit of, or bankers’ acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Indenture Trustee or any agent of the Indenture Trustee, acting in its respective commercial capacity) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment, the commercial paper or other short-term unsecured debt obligations or long-term unsecured debt obligations of such depository institution or trust company have been rated by the Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories (and no such rating shall include a subscript of “f”, “r”, “p”, “pi”, “q” or “t”);
(3) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which has a short-term unsecured debt rating from the Rating Agency, at the time of investment at least equal to the highest short-term unsecured debt ratings of the Rating Agency (and no such rating shall include a subscript of “f”, “r”, “p”, “pi”, “q” or “t”), provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Estate to exceed 20% of the sum of the Outstanding Note Balance and the aggregate principal amount of all Eligible Investments in the Collection Account, provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from the Rating Agency;
(4) commercial paper (including both non interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by the Rating Agency in its highest short-term ratings (and no such rating shall include a subscript of “f”, “r”, “p”, “pi”, “q” or “t”); and
(5) any other demand, money market fund, common trust estate or time deposit or obligation, or interest-bearing or other security or investment (including those managed or advised by the Indenture Trustee or an Affiliate thereof), (A) rated in the highest rating category by the Rating Agency (and no such rating shall include a subscript of “f”, “r”, “p”, “pi”, “q” or “t”) or
(B) that would not adversely affect the then current rating by the Rating Agency of any of the Notes (as evidenced in writing to the Indenture Trustee by the Rating Agency). Such investments in this subsection (5) may include money market mutual funds rated either “AAAm” or “AAAm-G” by S&P or common trust estates, including any other fund for which the Indenture Trustee or an Affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Indenture Trustee or an Affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Indenture Trustee or an Affiliate thereof charges and collects fees and expenses for services rendered pursuant to the Indenture, and (z) services performed for such funds and pursuant to this Indenture may converge at any time; provided, however, that (a) any Eligible Investment must be money-market or other relatively risk-free instruments without options and with maturities no later than the Business Day prior to the expected Payment Date, and (b) no such instrument shall be an Eligible Investment if such instrument (1) evidences either (x) a right to receive only interest payments with respect to the obligations underlying such instrument or (y) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations, and (2) is purchased at a price in excess of par.

“Eligible Timeshare Loan” shall mean a Timeshare Loan conforming to each of the representations and warranties set forth in Schedule I to the Sale Agreement and which is related to a Resort conforming to each of the representations and warranties in Schedule II to the Sale Agreement as of the Closing Date or applicable Substitution Date, as the case may be.
“Embargoed Person” means any Person subject to trade restrictions under U.S. law, including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. I et seq., and any executive orders or regulations promulgated thereunder with the result that the investment in Diamond Resorts or any affiliate thereof (whether directly or indirectly) is prohibited by law or the Notes issued by the Issuer are in violation of law.
“Employee Plan” means a Benefit Plan (other than a Multiemployer Plan) presently maintained (or maintained at any time during the six (6) calendar years preceding the date of any borrowing hereunder) for employees of DRC or any of its ERISA Affiliates.
“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.
“ERISA Affiliate” means, with respect to any Person, any trade or business (whether or not incorporated) which is a member of a group of which such Person is a member and which would be deemed to be a “controlled group” within the meaning of Sections 414(b) or
(c) of the Code or solely for purposes of Section 3.02 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.
“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to an Employee Plan (other than an event for which the 30-day notice period is waived), (b) the existence with respect to any Employee Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived, with respect to any plan year beginning prior to January 1, 2008, or with respect to any plan year beginning after December 31, 2007, the existence with respect to any Employee Plan of any unpaid “minimum required contributions” as defined in Section 430 of the Code or Section 303 of ERISA), whether or not waived, (c) the filing pursuant to Section 412 of the Code or Section 302 of ERISA of an application for a waiver of the minimum funding standard with respect to any Employee Plan, (d) the incurrence by the Performance Guarantors or any of their ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Employee Plan or the withdrawal or partial withdrawal of the Performance Guarantors or any of their ERISA Affiliates from any Employee Plan or Multiemployer Plan, (e) the receipt by the Performance Guarantors or any of their ERISA Affiliates from the PBGC or a plan administrator of any notice relating to the intention to terminate any Employee Plan or Employee Plans or to appoint a trustee to administer any Employee Plan, (f) any failure to comply with Section 401(a)(29) of the Code or Section 303(i) of ERISA, (g) the receipt by the Performance Guarantors or any of their ERISA Affiliates of any notice, or the receipt by any Multiemployer Plan from the Performance Guarantors or any of their ERISA Affiliates of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA, (h) the occurrence of a “prohibited transaction” with respect to which the Performance Guarantors or any of its Affiliates is a “disqualified person” (within the meaning of Section 4975 of the Code) or a “party in interest” (within the meaning of Section 3(14) of ERISA) or with respect to which the Performance Guarantors or any such Affiliates could otherwise be liable, (i) any Foreign Benefit Event or (j) any other event or condition with respect to a Employee Plan or Multiemployer Plan that could result in liability of the Performance Guarantors or any other Affiliate.
“Errors” shall have the meaning specified in Section 5.16(f)(i) of the Indenture.
“Euroclear” shall mean Euroclear Bank SA/NV, as operator of The Euroclear System, or its successor in such capacity.
“Event of Default” shall have the meaning specified in Section 6.01 of the Indenture.
“Extra Principal Distribution Amount” shall mean the lesser of (i) the amount by which Available Funds in the Collection Account exceeds the amount required to be distributed on such Payment Date pursuant to clauses (i) through (viii), inclusive, of Section 3.04(a) of the Indenture and (ii) the Overcollateralization Deficiency Amount on such Payment Date.
“FATCA” shall mean the Foreign Account Tax Compliance Act.
“FATCA Withholding Tax” shall have the meaning specified in Section 12.01(p) of the Indenture.
“Force Majeure Event” shall have the meaning specified in Section 2.4(n) of the Custodial Agreement.
“Foreign Benefit Event” shall mean, with respect to any Foreign Pension Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make the required contributions or payments, under any applicable law, on or before the due date for such contributions or payments, (c) the receipt of a notice by a Governmental Authority relating to the intention to terminate any such Foreign Pension Plan or to appoint a trustee or similar official to administer any such Foreign Pension Plan, or alleging the insolvency of any such Foreign Pension Plan, (d) the incurrence of any liability in excess of $5,000,000 by DRC or any Affiliate under applicable law on account of the complete or partial termination of such Foreign Pension Plan or the complete or partial withdrawal of any participating employer therein, or (e) the occurrence of any transaction that is prohibited under any applicable law and that could reasonably be expected to result in the incurrence of any liability by DRC or any of its Affiliates, or the imposition on DRC or any of its Affiliates of any fine, excise tax or penalty resulting from any noncompliance with any applicable law, in each case in excess of $5,000,000.
“Foreign Language Template” shall have the meaning specified in Section 1.2(c) of the Custodial Agreement.
“Foreign Obligor” shall mean an Obligor that is not a citizen or resident of, and making payments from, the “United States” (as defined in Section 7701(a)(9) of the Code), Puerto Rico, the U.S. Virgin Islands and U.S. military bases.
“Foreign Pension Plan” means any benefit plan that under applicable law is required to be funded through a trust or other funding vehicle other than a trust or funding vehicle maintained exclusively by a Governmental Authority.

“GAAP” shall mean United States generally accepted accounting principles applied on a consistent basis.
“Global Note” shall have the meaning specified in Section 2.02 of the Indenture.
“Governmental Authority” shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.
“Grant” shall mean to grant, bargain, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm.
“Highest Lawful Rate” shall have the meaning specified in Section 3 of the Sale Agreement.
“Holder” or “Noteholder” shall mean a holder of any Note.
“Indenture” shall mean the indenture, dated as of January 23, 2013, by and among the Issuer, the Servicer and the Indenture Trustee.
“Indenture Trustee” shall mean Wells Fargo Bank, National Association, or such successor as set forth in Section 7.09 of the Indenture.
“Indenture Trustee Expenses” shall mean any indemnities due to the Indenture Trustee and any other reasonable out-of-pocket expenses (including attorney’s fees and expenses) of the Indenture Trustee incurred in connection with performance of the Indenture Trustee’s obligations and duties under the Indenture.
“Indenture Trustee Fee” shall mean a monthly fee equal to $1,000.
“Initial Conveyed Timeshare Property” shall have the meaning specified in Section 2(a) of the Sale Agreement.
“Initial Cut-Off Date” shall mean the close of business on December 31, 2012.
“Initial Note Balance” shall mean with respect to the Class A Notes and the Class B Notes, $88,640,000 and $4,920,000, respectively.
“Initial Overcollateralization Percentage” shall mean an amount equal to (i) the excess of (a) the Aggregate Loan Balance as of the Initial Cut-Off Date over (b) the aggregate Initial Note Balances of the Notes, divided by (ii) the Aggregate Loan Balance as of the Initial Cut-Off Date (expressed as a percentage).
“Initial Purchaser” shall mean Credit Suisse Securities (USA) LLC.
“Initial Timeshare Loans” shall mean the Timeshare Loans listed on the Schedule of Timeshare Loans as sold by the Seller to the Issuer and simultaneously assigned to the Indenture Trustee on the Closing Date.
“Initial Trial Balance” shall have the meaning set forth in Section 5.16(b) of the Indenture.
“Insurance Proceeds” shall mean (i) proceeds of any insurance policy, including property insurance policies, casualty insurance policies and title insurance policies, and (ii) any condemnation proceeds, in each case which relate to the Timeshare Loans or the Timeshare Property and are paid or required to be paid to, and may be retained by, the Issuer, any of its Affiliates or to any mortgagee of record.
“Intended Tax Characterization” shall have the meaning specified in Section 4.02(b) of the Indenture.
“Interest Accrual Period” shall be deemed to be a period of 30 days, except that the initial Interest Accrual Period shall be the period from and including the Closing Date through, but not including, the initial Payment Date.
“Interest Distribution Amount” shall equal, for a Class of Notes and any Payment Date, the sum of (i) interest accrued during the related Interest Accrual Period at the applicable Note Rate on the Outstanding Note Balance of such Class of Notes immediately prior to such Payment Date and (ii) the amount of unpaid Interest Distribution Amounts from prior Payment Dates for such Class of Notes plus, to the extent permitted by law, interest thereon at the applicable Note Rate. The Interest Distribution Amount for the Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months.
“Issuer” shall mean Diamond Resorts Owner Trust 2013-1, a Delaware statutory trust.
“Issuer Order” shall mean a written order or request delivered to the Indenture Trustee and signed in the name of the Issuer by an Authorized Officer of the Administrator or the Owner Trustee, as applicable.
“Last Endorsee” means the last endorsee of an original Obligor Note.
“Licenses” means all material certifications, permits, licenses and approvals, including without limitation, certifications of completion and occupancy permits required for the legal use, occupancy and operation of each Resort as a timeshare resort or hotel.
“Lien” shall mean any mortgage, pledge, hypothecation, assignment for security, security interest, claim, participation, encumbrance, levy, lien or charge.
“Liquidation” means with respect to any Defaulted Timeshare Loan, the sale or compulsory disposition of the related Timeshare Property, following foreclosure, other enforcement action or the taking of a deed-in-lieu of foreclosure, to a Person other than the Servicer or the Issuer and the delivery of a bill of sale or the recording of a deed of conveyance with respect thereto, as applicable.
“Liquidation Expenses” shall mean, with respect to a Defaulted Timeshare Loan, the out-of-pocket expenses (exclusive of overhead expenses) incurred by the Servicer in connection with the performance of its obligations under Sections 5.03(a)(vii) through (ix) in the Indenture, including (i) any foreclosure and other repossession expenses incurred with respect to such Timeshare Loan, (ii) (a) if Diamond Resorts Financial Services, Inc. or an Affiliate thereof (a “Diamond Servicer”) is the Servicer, commissions and marketing and sales expenses incurred with respect to the sale of the related Timeshare Property (calculated as the Diamond Resorts Marketing and Sales Percentage of the total liquidation or resale price of such Timeshare Property (expressed as a dollar figure)), or (b) if a Diamond Servicer is no longer the Servicer, actual commissions and actual marketing and sales expenses incurred with respect to the sale of the related Timeshare Property, and (iii) any other fees and expenses reasonably applied or allocated in the ordinary course of business with respect to the Liquidation of such Defaulted Timeshare Loan (including any property taxes, dues, maintenance fees, assessed timeshare association fees and like expenses).
“Liquidation Proceeds” means with respect to the Liquidation of any Defaulted Timeshare Loan, the amounts actually received by the Servicer in connection with such Liquidation, including any rental income.
“Loan Balance” shall mean, for any date of determination, the outstanding principal balance due under or in respect of a Timeshare Loan (including a Defaulted Timeshare Loan).
“Loan/Contract Number” means, with respect to any Timeshare Loan, the number assigned to such Timeshare Loan by the Servicer, which number is set forth in the Schedule of Timeshare Loans, as amended from time to time.
“Lockbox Bank” shall have the meaning specified in Section 5.2(a) of the Indenture.
“Lockbox Bank Fees” means all fees and expenses payable to any Lockbox Bank as compensation for services rendered by such Lockbox Bank in maintaining a lockbox account in accordance with the Indenture and the provisions of a deposit account control agreement or similar document.
“Lost Note Affidavit” means the affidavit to be executed in connection with any delivery of a copy of an original Obligor Note in lieu of such original, in the form of Exhibit C attached to the Purchase Agreement and the Sale Agreement.
“Management Agreement” shall have the meaning specified in Schedule II of the Sale Agreement.
“Material Exception” shall have the meaning specified in Section 1.2(a) of the Custodial Agreement.
“Material Exception Report” shall have the meaning specified in Section 1.2(a) of the Custodial Agreement.
“Miscellaneous Payments” means, with respect to any Timeshare Loan, any amounts received from or on behalf of the related Obligor representing assessments, payments relating to real property taxes, insurance premiums, maintenance fees and charges and condominium association fees and any other payments not owed under the related Obligor Note.
“Monthly Principal Amount” shall equal for any Payment Date, the total amount of principal collected (including from prepayments and repurchases) in respect of the Timeshare Loans during the related Due Period.
“Monthly Reports” shall have the meaning specified in Section 5.16(b) of the Indenture.
“Monthly Servicer Report” shall have the meaning specified in Section 5.05(a) of the Indenture.
“Moody’s” shall mean Moody’s Investors Service, Inc.
“Mortgage” shall mean, with respect to each Mortgage Loan, the mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing such Timeshare Loan.

“Mortgaged Property” shall mean a timeshare fee simple interest in real estate regarding a Unit, however denominated or defined in the applicable condominium or timeshare declaration, pursuant to which such fee simple interest in real estate is created, together with all rights, benefits, privileges and interests appurtenant thereto, including the common areas and common furnishing appurtenant to such Unit, and the rights granted the Issuer (as assignee) which secure the related Mortgage Loan.
“Mortgage Loan” shall mean any Timeshare Loan that is secured by a Mortgage on a Mortgaged Property. As used in the Transaction Documents, the term “Mortgage Loan” shall include the related Obligor Note, Mortgage and other security documents contained in the related Timeshare Loan File.
“Multiemployer Plan” means each “multiemployer plan” as such term is defined in Section 3(37) of ERISA to which DRC or any of its Affiliates is obligated to contribute.
“Non-Rapid Amortization Period” shall mean any period which is not a Rapid Amortization Period.
“Note Balance Write-Down Amount” shall mean an amount equal to the excess, if any, of (i) the Aggregate Outstanding Note Balance after taking into account all distributions of principal on such Payment Date over (ii) the Aggregate Loan Balance as of the end of the related Due Period. The Note Balance Write-Down Amount will be applied in the following order of priority: (i) to the Class B Notes until the Outstanding Note Balance of the Class B Notes is reduced to zero and (ii) to the Class A Notes until the Outstanding Note Balance of the Class A Notes is reduced to zero. The application of the Note Balance Write-Down Amount to a Class of Notes will not reduce such Class’ entitlement to unpaid principal and interest.
“Note Owner” shall mean, with respect to a Global Note, the Person who is the beneficial owner of such Global Note, as reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant, in accordance with the rules of such Depository).
“Note Purchase Agreement” shall mean that note purchase agreement, dated January 15, 2013, by and among the Issuer, DRC and the Initial Purchaser.
“Note Rate” shall mean with respect to the Class A Notes and the Class B Notes, 1.95% and 2.89%, respectively
“Note Register” shall have the meaning specified in Section 2.04(a) of the Indenture.
“Note Registrar” shall have the meaning specified in Section 2.04(a) of the Indenture.
“Noteholder FATCA Information” means information sufficient to eliminate the imposition of, or determine the amount of, U.S. withholding tax under FATCA.
“Noteholder Tax Identification Information” means properly completed and signed tax certifications (generally, in the case of U.S. Federal Income Tax, IRS Form W-9 (or applicable successor form) in the case of a person that is a "United States Person" within the meaning of Section 7701(a)(30) of the Code or the appropriate IRS Form W-8 (or applicable successor form) in the case of a person that is not a "United States Person" within the meaning of Section 7701(a)(30) of the Code).
“Notes” shall have the meaning specified in the Recitals of the Issuer in the Indenture.

“Obligor” means a Person obligated to make payments under a Timeshare Loan.
“Obligor Note” shall mean the executed promissory note or other instrument of indebtedness evidencing the indebtedness of an Obligor under a Timeshare Loan, together with any rider, addendum or amendment thereto, or any renewal, substitution or replacement of such note or instrument.
“Officer’s Certificate” shall mean a certificate executed by a Responsible Officer of the related party.
“Opinion of Counsel” shall mean a written opinion of counsel, in each case acceptable to the addressees thereof.
“Optional Redemption Date” shall mean the first date on or after the Payment Date in which the Aggregate Outstanding Note Balance is less than or equal to 15% of the aggregate Initial Note Balances of both Classes of Notes.
“Outstanding” shall mean, with respect to the Notes, as of any date of determination, all Notes theretofore authenticated and delivered under the Indenture except:
(a) Notes theretofore canceled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation;
(b) Notes or portions thereof for whose payment money in the necessary amount has been theretofore irrevocably deposited with the Indenture Trustee in trust for the holders of such Notes for the payment of principal; and
(c) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a Person in whose hands the Note is a valid obligation; provided, however, that in determining whether the holders of the requisite percentage of the Outstanding Note Balance have given any request, demand, authorization, direction, notice, consent, or waiver hereunder, Notes owned by the Issuer, DRC or any Affiliate of either of them shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Notes that a Responsible Officer of the Indenture Trustee actually has notice are so owned shall be so disregarded.

“Outstanding Note Balance” shall mean as of any date of determination and Class of Notes, the Initial Note Balance of such Class of Notes less the sum of (a) all principal payments actually distributed in respect of such Class (other than in respect of reimbursed Note Balance Write-Down Amounts, if any) as of such date, and (b) all Note Balance Write-Down Amounts applied to such Class as of such date, provided, however, to the extent that for purposes of consents, approvals, voting or other similar act of the Noteholders under any of the Transaction Documents, “Outstanding Note Balance” shall exclude Notes which are held by the Issuer or any Affiliate of the Issuer or any entity consolidated in DRC’s consolidated financial statements; provided, further, that “Outstanding Note Balance” as used in Section 6.02 and 6.03 of the Indenture shall be calculated without regard to any Note Balance Write-Down Amounts applied to such Class as of such date.
“Overcollateralization Amount” shall mean, for any Payment Date, the excess, if any, of (i) the Aggregate Loan Balance as of the last day of the related Due Period over (ii) the sum of (a) the Aggregate Outstanding Note Balance after taking into account all distributions of principal on such Payment Date and (b) all unreimbursed Note Balance Write-Down Amounts applied to the Notes as of such Payment Date..

“Overcollateralization Deficiency Amount” shall mean on any Payment Date, the excess, if any, of (i) the Required Overcollateralization Amount on such Payment Date over (ii) the Pro Forma Overcollateralization Amount on such Payment Date.
“Overcollateralization Release Amount” during a Non-Rapid Amortization Period means (i) on any Payment Date on or after the Stepdown Date, if no Cash Accumulation Event has occurred and is then continuing, an amount equal to the excess, if any, of (a) the Pro Forma Overcollateralization Amount on such Payment Date over (b) the Required Overcollateralization Amount on such Payment Date; provided that such amount will not exceed the Monthly Principal Amount for such Payment Date, and (ii) for any other Payment Date, zero.
“Owner” shall mean Diamond Resorts Seller 2013-1, LLC, as sole owner of the beneficial interests in the Issuer, or any subsequent owners of the beneficial interests in the Issuer.
“Owner Trustee” shall mean U.S. Bank Trust National Association or any successor thereof, acting not in its individual capacity but solely as owner trustee under the Trust Agreement.
“Owner Trustee Expenses” shall mean reasonable out-of-pocket expenses and indemnities of the Owner Trustee incurred in connection with performance of the Owner Trustee’s obligations and duties under the Trust Agreement.
“Owner Trustee Fee” shall equal $4,000 a year.
“Payment Date” shall mean the 20th day of each calendar month, or, if such date is not a Business Day, then the next succeeding Business Day, commencing in February 2013.

“PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto.
“Performance Guarantors” means Diamond Resorts Corporation, Diamond Resorts Holdings, LLC and Diamond Resorts Parent, LLC.
“Permitted Liens” shall mean, as to any Mortgaged Property, (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by the related Mortgage or with the Obligor’s ability to pay his or her obligations when they become due or materially and adversely affects the value of the Mortgaged Property and (c) the exceptions (general and specific) set forth in the related title insurance policy, none of which, individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage or with the Obligor’s ability to pay his or her obligations when they become due or materially and adversely affects the value of the Mortgaged Property.
“Person” means an individual, general partnership, limited partnership, limited liability partnership, corporation, business trust, joint stock company, limited liability company, trust, unincorporated association, joint venture, Governmental Authority, or other entity of whatever nature.
“Points” shall mean a form of currency, the redemption of which entitles the holders thereof to reserve the use and occupancy of a Unit at a Points Based Resort.
“Points-Based Loan” shall mean a Timeshare Loan that is secured by Points-Based Property. As used in the Transaction Documents, the term “Points-Based Loan” shall include the related Obligor Note, Points Purchase Contract and other security documents contained in the related Timeshare Loan File.
“Points-Based Resort” shall mean one or more Resorts in a Collection at which holders of Points-Based Property are entitled to reserve the use and occupancy of Units.
“Points-Based Property” shall mean a timeshare interest, other than a fee simple interest in real estate, regarding one or more Units in one or more Resorts, denominated in Points, the redemption of which entitles the holder thereof the right to use and occupy one or more Units within one or more Resorts and the common areas and common furnishing appurtenant to such Unit or Units for a specified period of time, on an annual or a biennial basis, as more specifically described in the Points Purchase Contract.
“Points Purchase Contract” means with respect to a Points-Based Property, collectively (i) the related Purchase Contract and (ii) the various other documents and instruments that among other things: (a) in consideration of the payment of a purchase price, including payment of the related Obligor Note, if any, grants the Obligor the license or right-touse and occupy one or more Units in one or more Resorts, (b) imposes certain obligations on the Obligor regarding payment of the related Obligor Note, the Obligor’s use or occupancy of one or more Units in one or more Resorts, and the payment of a maintenance fee, and (c) grants the holder thereof certain rights, including the rights to payment of the related Obligor Note, if any, and to terminate the Points Purchase Agreement or revoke the Obligor’s rights under it, and thereafter to resell the Points-Based Property to another Person.
“Principal Distribution Amount” means with respect to any Payment Date, (i) if such Payment Date occurs during a Non-Rapid Amortization Period, the excess, if any, of (a) the sum of (1) the Monthly

Principal Amount, plus (2) the aggregate Loan Balance of all Timeshare Loans which became Defaulted Timeshare Loans during the related Due Period (other than Defaulted Timeshare Loans for which the Seller has exercised its option to repurchase or substitute pursuant to Section 6(b) of the Sale Agreement); provided, that the amount calculated in clause (2) shall in no event be less than zero, over (b) the Overcollateralization Release Amount for such Payment Date, or (ii) if such Payment Date occurs during a Rapid Amortization Period, the excess, if any, of (a) the entire amount of remaining Available Funds after making provisions for payments and distributions required under clauses (i) through (vii) of Section 3.04(a) of the Indenture over (b) the amount, if any, by which the Reserve Account Required Balance on such Payment Date is greater than the amount on deposit in the Reserve Account; provided, however, in each case, the Principal Distribution Amount shall not exceed the Aggregate Outstanding Note Balance as of such Payment Date prior to any distributions made on such Payment Date; provided, further, if the sum of Available Funds in the Collection Account plus the amount on deposit in the Reserve Account is greater than or equal to the sum of (a) the payments and distributions required under clauses (i) through (vii) of Section 3.04(a) of the Indenture and (b) the Aggregate Outstanding Note Balance as of such Payment Date prior to any distributions made on such Payment Date, then the Principal Distribution Amount shall equal the Aggregate Outstanding Note Balance as of such Payment Date prior to any distributions made on such Payment Date.
“Predecessor Servicer Work Product” shall have the meaning specified in Section 5.16(f)(i) of the Indenture.
“Processing Charges” shall mean any amounts due under an Obligor Note in respect of processing fees, service fees, impound fees or late fees.
“Pro Forma Overcollateralization Amount” shall mean , on any Payment Date, the excess, if any, of (i) the Aggregate Loan Balance as of the last day of the related Due Period over
(ii) (a) the Aggregate Outstanding Note Balance on such Payment Date before taking into account any distributions of principal to the Noteholders on such Payment Date, plus (b) all unreimbursed Note Balance Write-Down Amounts applied to the Notes prior to such Payment Date, minus (c) an amount equal to the sum of (1) the Monthly Principal Amount for such Payment Date and, without duplication, (2) the aggregate Loan Balance of all Timeshare Loans which became Defaulted Timeshare Loans during the related Due Period (other than Defaulted Timeshare Loans for which the Seller has exercised its option to repurchase or substitute pursuant to Section 6(b) of the Sale Agreement).
“Purchase Agreements” shall mean each purchase agreement, dated as of January 23, 2013, by and between the Seller and a Transferor pursuant to which such Transferor sells Timeshare Loans to the Seller.
“Purchase Contract” shall mean the purchase contract for a Timeshare Property executed and delivered by an Obligor and pursuant to which such Obligor purchased a Timeshare Property.
“Purchase Price” shall mean the original price of the Timeshare Property purchased by an Obligor.
“Qualified Substitute Timeshare Loan” shall mean a Timeshare Loan which must, on the related Substitution Date: (i) have a coupon rate not less than the coupon rate of the substituted Timeshare Loan; (ii) does not have a stated maturity later than 12 months prior to the Stated Maturity; (iii) comply as of the related Substitution Date with each of the representations and warranties set forth in the Sale Agreement and (iv) be related to a Timeshare Property at a Resort.

“Rapid Amortization Period” shall mean the period which commences on the Rapid Amortization Period Commencement Date and ends on the Rapid Amortization Period End Date.
“Rapid Amortization Period Commencement Date” shall be the Determination Date on which (i) the average of the Default Levels for the last three Due Periods (or if fewer than three Due Periods have elapsed since the Closing Date, the average of the Default Levels for the actual number of Due Periods which have elapsed since the Closing Date) is greater than or equal to 0.75%, (ii) the Recovery Ratio for such Determination Date is less than 25.00%, (iii) the Cumulative Default Level exceeds 20.00%, or (iv) the Overcollateralization Amount is less than the Required Overcollateralization Amount for the two immediately preceding Payment Dates.
“Rapid Amortization Period End Date” shall be (a) with respect to a Rapid Amortization Period triggered by clause (i) of the definition of Rapid Amortization Period Commencement Date, the Determination Date on which the average of the Default Levels for the requisite number of Due Periods is less than 0.75%; (b) with respect to a Rapid Amortization Period triggered by clause (ii) of the definition of Rapid Amortization Period Commencement Date, the date on which the Recovery Ratio is greater than or equal to 25.00% for three consecutive Determination Dates, (c) with respect to a Rapid Amortization Period triggered by clause (iii) of the definition of Rapid Amortization Period Commencement Date, the date on which the Notes have been paid in full; and (d) with respect to a Rapid Amortization Period triggered by clause (iv) of the definition of Rapid Amortization Period Commencement Date, the Determination Date on which the Overcollateralization Amount for the immediately preceding Payment Date is equal to or greater than the Required Overcollateralization Amount for such Payment Date.
“Rating Agency” shall mean S&P or its permitted successors and assigns.
“Receivables” means the payments required to be made pursuant to an Obligor Note. “Record Date” shall mean, with respect to any Payment Date, (i) for Notes in book-entry form, the close of business on the Business day immediately preceding such Payment Date and (ii) for Definitive Notes, the close of business on the last Business Day of the calendar month immediately preceding the month in which such Payment Date occurs.
“Recovery Ratio” for any Determination Date, equals: (i) if any Timeshare Loans became Defaulted Timeshare Loans during the three immediately preceding Due Periods (or if fewer than three Due Periods have elapsed, the actual number of Due Periods which have elapsed), the percentage equivalent of a fraction (a) the numerator of which is equal to the sum of (x) the aggregate Loan Balances of all Timeshare Loans that became Defaulted Timeshare Loans during the three immediately preceding Due Periods (or if fewer than three Due Periods have elapsed, the actual number of Due Periods which have elapsed) that were substituted for or repurchased by the Seller prior to such Determination Date (with the principal balance of each Timeshare Loan determined as of the day immediately preceding the date on which such Timeshare Loan became a Defaulted Timeshare Loan) and (y) all recoveries or remarketing proceeds received during the three immediately preceding Due Periods (or if fewer than three Due Periods have elapsed, the actual number of Due Periods which have elapsed) in respect of Defaulted Timeshare Loans for which the Seller did not exercise its option to repurchase or substitute prior to such Determination Date and (b) the denominator of which is the aggregate Loan Balances of all Timeshare Loans that became Defaulted Timeshare Loans during the three immediately preceding Due Periods (or if fewer than three Due Periods have elapsed, the actual number of Due Periods which have elapsed); and (ii) otherwise, 100%.

“Redemption Date” shall mean with respect to the redemption of the Notes on or after the Optional Redemption Date, the date fixed pursuant to Section 10.01 of the Indenture.
“Redemption Price” shall be equal to the sum of the Aggregate Outstanding Note Balance and unreimbursed Note Balance Write-Down Amounts, if any, plus accrued and unpaid interest to the Redemption Date.
“Regulation S Global Note” shall have the meaning specified in Section 2.02 of the Indenture.
“Related Security” shall mean with respect to any Timeshare Loan owned by a Person, (i) all of such Person’s interest in the Timeshare Property arising under or in connection with the related Mortgage or Points Purchase Agreement, including, without limitation, all Liquidation Proceeds and Insurance Proceeds received with respect thereto on or after the related Cut-Off Date, and the Timeshare Loan Documents relating to such Timeshare Loan, (ii) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Timeshare Loan, together with all mortgages, assignments and financing statements signed by an Obligor describing any collateral securing such Timeshare Loan, (iii) all guarantees, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Timeshare Loan, (iv) all other security and books, records and computer tapes relating to the foregoing and (v) all of such Person’s right, title and interest in and to any other account into which collections in respect of such Timeshare Loans may be deposited from time to time.
“Relevant UCC” shall mean the Uniform Commercial Code as in effect in the applicable jurisdiction.
“Request” shall have the meaning specified in Section 1.2(b) of the Custodial Agreement.
“Repurchase Price” shall mean with respect to any Timeshare Loan to be purchased by the Seller pursuant to the Sale Agreement, a cash price equal to the Loan Balance of such Timeshare Loan as of the date of such repurchase, together with all accrued and unpaid interest on such Timeshare Loan at the related coupon rate to but not including the due date in the then current Due Period.
“Request for Release” shall be a request signed by the Servicer in the form attached as Exhibit B to the Custodial Agreement.
“Required Overcollateralization Amount” shall mean, on any Payment Date, an amount equal to (i) prior to the Stepdown Date, the product of (a) the Initial Overcollateralization Percentage and (b) the Aggregate Loan Balance as of the Initial Cut-Off Date; and (ii) on or after the Stepdown Date, (a) if no Cash Accumulation Event has occurred and is continuing, the greater of (1) 1.00% of the Aggregate Loan Balance as of the Initial Cut-Off Date and (2) the product of (x) the Target Overcollateralization Percentage and (y) the Aggregate Loan Balance as of the last day of the related Due Period and (b) if a Cash Accumulation Event has occurred and is continuing, the Required Overcollateralization Amount as determined on the immediately preceding Payment Date.
“Reservation System” shall mean the reservation system operated by Diamond Resorts International Club, Inc. (d/b/a THE Club®), a Florida corporation, and any other system(s) pursuant to which reservations for particular locations, times,lengths of stay and unit types at Resorts with respect to Points-Based Property are received, accepted, modified or canceled.

“Reserve Account” shall mean the account maintained by the Indenture Trustee pursuant to Section 3.02(b) of the Indenture.
“Reserve Account Draw Amount” shall have the meaning specified in Section 3.02(b)(i) of the Indenture.
“Reserve Account Floor Amount” shall mean, for any Payment Date, an amount equal to the lesser of (i) 0.25% of the aggregate Initial Note Balance of each Class of Notes and
(ii) 50% of the Aggregate Outstanding Note Balance on such Payment Date prior to taking into account any distributions of principal on such Payment Date.
“Reserve Account Initial Deposit” shall mean 1.00% of the Aggregate Loan Balance as of the Initial Cut-Off Date.
“Reserve Account Required Balance” shall mean, for any Payment Date, (i) occurring during a Rapid Amortization Period, an amount equal to the Reserve Account Floor Amount, or (ii) occurring during a Non-Rapid Amortization Period, (a) if no Cash Accumulation Event has occurred and is continuing, an amount equal to 1.00% of the Aggregate Loan Balance as of the last day of the related Due Period, or (b) if a Cash Accumulation Event has occurred and is continuing, an amount equal to the product of (x) the Aggregate Loan Balance as of the last day of the related Due Period and (y) the greater of (1) 15.0% and (2) the product of (A) two and (B) the Delinquency Level for such Due Period; provided, however, that in no event will the Reserve Account Required Balance be less than the Reserve Account Floor Amount.
“Resort” shall mean each of the resorts in a Collection and each Resort related to a Mortgage Loan.
“Resort Associations” shall mean each homeowner’s association related to a Resort.
“Responsible Officer” shall mean (a) when used with respect to the Indenture Trustee, any officer assigned to the Corporate Trust Office, including any Managing Director, Vice President, Assistant Vice President, Secretary, Treasurer, any trust officer or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject; (b) when used with respect to the Servicer, any officer responsible for the administration or management of the Servicer’s servicing department; (c) when used with respect to the Issuer, any officer of the Owner Trustee having direct responsibility for administration of the Trust Agreement and, for so long as the Administration Agreement is in effect, any officer of the Administrator, and (d) with respect to any other Person, the Chairman of the Board, the President, a Vice President, the Treasurer, the Secretary or the manager of such Person.
“Restricted Period” shall mean the 40-day period prescribed by Regulation S commencing on the later of (a) the date upon which Notes are first offered to Persons other than the Initial Purchaser and any other distributor (as such term is defined in Regulation S) of the Notes, and (b) the Closing Date.
“Rule 144A Global Note” shall have the meaning specified in Section 2.02 of the Indenture.
“S&P” shall mean Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.

“Sale Agreement” shall mean the agreement, dated as of January 23, 2013, by and between the Seller and the Issuer pursuant to which the Seller sells the Timeshare Loans to the Issuer.
“Schedule of Timeshare Loans” means the list of Timeshare Loans attached to the Sale Agreement in electronic format as Exhibit A, as amended from time to time to reflect repurchases and substitutions pursuant to the terms of the Sale Agreement and the Indenture, which list shall set forth the following information with respect to each Timeshare Loans as of the related Cut-Off Date, in numbered columns:
1 Loan/Contract Number
2 Name of Obligor
3 Unit(s)/Week(s)/Point(s), as applicable
4 Interest Rate Per Annum
5 Date of Origination
6 Original Loan Balance
        7 Maturity Date
8 Monthly Payment Amount
        9 Original Term (in months)
10 Outstanding Loan Balance
        11 Points-Based Loan/Mortgage Loan
12 Name of Originator

“Scheduled Foreclosure Date” shall have the meaning specified in Section 1.2(b) of the Custodial Agreement.
“Securities Act” shall mean the Securities Act of 1933, as amended.
“Seller” shall mean Diamond Resorts Seller 2013-1, LLC, a Delaware limited liability company.
“Seller Undertaking Agreement” shall mean that certain Seller Undertaking Agreement, dated as of January 23, 2013 by the Performance Guarantors in favor of the Issuer and the Indenture Trustee.
“Servicing Fee” shall mean for any Payment Date, an amount equal to the product of (i) one-twelfth of 1.50% and (ii) the Aggregate Loan Balance as of the first day of the related Due Period.
“Servicer” initially shall mean Diamond Resorts Financial Services, Inc. and its permitted successors and assigns or such other successor servicer as provided in the Indenture.
“Servicer Event of Default” shall have the meaning specified in Section 5.04 of the Indenture.
“Servicer Undertaking Agreement” shall mean that certain Servicer Undertaking Agreement, dated as of January 23, 2013, by the Performance Guarantors in favor of the Issuer and the Indenture Trustee.

“Servicing Officer” shall mean those officers of the Servicer involved in, or responsible for, the administration and servicing of the Timeshare Loans, as identified on the list of Servicing Officers furnished by the Servicer to the Indenture Trustee and the Noteholders from time to time.
“Servicing Standard” shall have the meaning specified in Section 5.01 of the Indenture.
“Stated Maturity” shall mean the Payment Date occurring in January 2025.
“Statutory Trust Statute” shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. § 3801, et seq., as the same may be amended from time to time.
“Stepdown Date” shall mean the Payment Date on which the Aggregate Loan Balance as of the end of the related Due Period is less than 50.0% of the Aggregate Loan Balance as of the Initial Cut-Off Date.
“Substitute Conveyed Timeshare Property” shall have the meaning specified in Section 2(b) of the Sale Agreement.
“Substitution Cut-Off Date” shall mean with respect to any Substitution Date, the close of business on the last day of the calendar month immediately preceding such Substitution Date or such other date designated by the Servicer.
“Substitution Date” shall mean with respect to a Qualified Substitute Timeshare Loan, the date on which the Issuer acquires such Qualified Substitute Timeshare Loan from the Seller.
“Substitution Shortfall Amount” shall mean with respect to a substitution pursuant to Section 4.04 of the Indenture, an amount equal to the excess, if any, of (a) the Loan Balance of the Timeshare Loan being replaced as of the Substitution Date, together with all accrued and unpaid interest on such Timeshare Loan at the related coupon rate to but not including the due date in the related Due Period over (b) the Loan Balance of the Qualified Substitute Timeshare Loan as of the Substitution Date. If on any Substitution Date, one or more Qualified Substitute Timeshare Loans are substituted for one or more Timeshare Loans, the Substitution Shortfall Amount shall be determined as provided in the preceding sentence on an aggregate basis.
“Successor Servicer” shall mean the Back-Up Servicer and its permitted successors and assigns, as provided in the Indenture, upon succeeding to the responsibilities and obligations of the Servicer in accordance with Section 5.16 of the Indenture.
“Tape(s)” shall have the meaning specified in Section 5.16(b) of the Indenture.
“Target Overcollateralization Percentage” shall mean 10.0%
“Temporary Regulation S Global Note” shall have the meaning specified in Section 2.02 of the Indenture.
“Timeshare Laws” means the provisions of any applicable laws, statutes or regulations and all amendments, modifications or replacements thereof and successors thereto, and all regulations and guidelines promulgated thereunder or with respect thereto, now or hereafter enacted.

“Timeshare Loan” shall mean a Mortgage Loan, a Points-Based Loan or a Qualified Substitute Timeshare Loan subject to the lien of the Indenture.
“Timeshare Loan Acquisition Price” shall mean on any date of determination, with respect to any Timeshare Loan, an amount equal to the Loan Balance of such Timeshare Loan plus accrued interest thereon.
“Timeshare Loan Documents” shall mean, with respect to a Timeshare Loan and each Obligor, the related (i) Timeshare Loan Files and (ii) Timeshare Loan Servicing Files.
“Timeshare Loan Files” shall mean with respect to any purchaser of a Timeshare Property for which the Obligor is a party to a Timeshare Loan, the following documents executed by such purchaser or delivered in connection with such Timeshare Loan:
(a) an original Obligor Note bearing all intervening endorsements showing a complete chain of endorsements from the originator of such Timeshare Loan to the Last Endorsee, endorsed by the Last Endorsee, without recourse, in the following form: “Pay to the order of _____________, without recourse” and signed in the name of the Last Endorsee by an authorized officer;
(b) if such Timeshare Loan is a Mortgage Loan, the original Mortgage or deed of trust containing the original signatures of all persons named as the maker, the mortgagor or trustor with evidence of recording indicated, provided, however, that no such original Mortgage shall be required if the among the applicable Timeshare Loan File is a certified copy of the recorded Mortgage and an original or copy of the title insurance policy (or other evidence of title insurance, including title commitment or binder);
(c) if such Timeshare Loan is a Mortgage Loan, an original individual or bulk assignment of the Mortgage in blank and in recordable form and signed in the name of the Last Endorsee by an authorized officer;
(d) if such Timeshare Loan is a Mortgage Loan, the originals of all intervening assignments (or a copy certified to the Custodian) of the Mortgage (if applicable) showing a complete chain of assignments from the originator of such Mortgage Loan to the Last Endorsee;
(e) if such Timeshare Loan is a Mortgage Loan, an original or copy of any assumption or modification of the Obligor Note or Mortgage with evidence of recording thereon or an original or a copy of the title insurance policy with respect to such Mortgage;
(f) if such Timeshare Loan is a Mortgage Loan, an original or a copy of an individual or bulk title insurance policy or master blanket title insurance policy covering such Mortgage Loan when applicable (or a commitment for title insurance or an opinion of counsel with respect to title and liens encumbering the Mortgaged Property);

(g) the original power of attorney (or a certified copy), if applicable;
(h) the original or a copy of the Purchase Contract that relates to each Obligor Note, including any addenda thereto;
(i) if such Timeshare Loan is a Points-Based Loan: (i) the original or a copy of the Points Purchase Contract pursuant to which the applicable Points-Based Property was originally sold by the seller thereof, whether or not an Originator (provided that if the seller of such Points-Based Property is not an Originator, such Points Purchase Contract has been assigned to a transferor), including any addenda thereto and (ii) an original or copy of any assumption or modification of such Points Purchase Contract (if applicable); and

(j) the original truth-in-lending disclosure statement (or a copy) that relates to each Timeshare Loan.

“Timeshare Loan Servicing File” shall mean, with respect to each Timeshare Loan and each Obligor a copy of the related Timeshare Loan File and all other papers and computerized records customarily maintained by the Servicer in servicing timeshare loans comparable to the Timeshare Loans.
“Timeshare Property” shall mean a Points-Based Property or a Mortgaged Property, as the case may be.
“Trailing Documents” shall have the meaning specified in Section 1.1(c) of the Custodial Agreement.
“Transaction Documents” shall mean the Indenture, the Custodial Agreement, the Purchase Agreements, the Sale Agreement, the Trust Agreement, the Administration Agreement, the Seller Undertaking Agreement, the Servicer Undertaking Agreement, the Note Purchase Agreement and all other agreements, documents or instruments delivered in connection with the transactions contemplated thereby.
“Transferors” shall mean Diamond Resorts Issuer 2008 LLC and Diamond Resorts Finance Holding Company.
“Transition Expenses” means any documented costs and expenses (other than general overhead expenses) incurred by the Back-Up Servicer should it become the Successor Servicer as a direct consequence of the termination or resignation of the initial Servicer and the transition of the duties and obligations of the initial Servicer to the Successor Servicer.
“Trust Accounts” shall mean collectively, the Collection Account, the Reserve Account and such other accounts established by the Indenture Trustee pursuant to Section 3.02 of the Indenture.
“Trust Agreement” shall mean that certain trust agreement, dated as of January 9, 2013 and amended and restated as of January 23, 2013, by and between the Owner and the Owner Trustee.

“Trust Estate” shall have the meaning specified in the Granting Clause of the Indenture.
“Unit” shall mean a residential unit or dwelling at a Resort.
“USAP” shall have the meaning specified in Section 5.05(c) of the Indenture.
“Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.
- 28

Final
EXHIBIT A
FORM OF NOTES

CLASS A NOTE
THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE OR ANY INTEREST HEREIN IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE OR ANY INTEREST HEREIN MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.
THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN MINIMUM DENOMINATIONS OF $100,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, AND ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE OR ANY INTEREST HEREIN FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE NOTE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
NO RESALE OR OTHER TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY TRANSFEREE UNLESS (A) SUCH TRANSFEREE IS NOT, AND WILL NOT ACQUIRE THIS NOTE OR ANY INTEREST HEREIN ON BEHALF OR WITH THE ASSETS OF, ANY “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA OR ANY OTHER “PLAN” AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF AN EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN SUCH ENTITY, OR ANY PLAN THAT IS SUBJECT TO ANY SUBSTANTIALLY SIMILAR PROVISION OF

FEDERAL, STATE OR LOCAL LAW (“SIMILAR LAW”) OR (B) NO “PROHIBITED TRANSACTION” UNDER ERISA OR SECTION 4975 OF THE CODE AND NO VIOLATION OF SIMILAR LAW THAT, IN EITHER CASE, IS NOT COVERED BY A STATUTORY, REGULATORY OR ADMINISTRATIVE EXEMPTION WILL OCCUR IN CONNECTION WITH THE PURCHASER’S OR SUCH TRANSFEREE’S ACQUISITION, HOLDING OR DISPOSITION OF THIS NOTE OR ANY INTEREST HEREIN.

DIAMOND RESORTS OWNER TRUST 2013-1
TIMESHARE LOAN BACKED NOTES, SERIES 2013-1, CLASS A

RULE 144A GLOBAL NOTE
Note Rate: 1.95% Initial Payment Date: February 20, 2013 Stated Maturity: January 20, 2025 Initial Note Balance: Up to $88,640,000 Note No: CUSIP No: 25272Q AA8 ISIN No: US25272QAA85
FOR VALUE RECEIVED, Diamond Resorts Owner Trust 2013-1, a Delaware statutory trust (the “Issuer”) hereby promises to pay to Cede & Co. (the “Holder”) or its assigns, the principal sum of up to Eighty-Eight Million Six Hundred Forty Thousand Dollars ($88,640,000) in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Indenture, dated as of January 23, 2013 (the “Indenture”), by and among the Issuer, Diamond Resorts Financial Services, Inc., as servicer and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”), and to pay interest at the Note Rate on the Outstanding Note Balance of this Timeshare Loan Backed Note, Series 2013-1, Class A (this “Class A Note”) until paid in full, at the rates per annum and on the dates provided in the Indenture. Capitalized terms used but not defined herein shall have the meanings given them in “Standard Definitions” attached as Annex A to the Indenture.
By its holding of this Class A Note, the Holder shall be deemed to accept the terms of the Indenture and agree to be bound thereby.
Unless the certificate of authentication hereon has been executed by the Indenture Trustee referred to herein by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Class A Note is one of a duly authorized issue of notes of the Issuer designated as its “Class A Notes” and issued under the Indenture.
This Class A Note is secured by the pledge to the Indenture Trustee under the Indenture of the Trust Estate and recourse is limited to the extent set forth in the Indenture. The amounts owed under this Class A Note shall not include any recourse to the Indenture Trustee or any affiliates thereof.
If certain Events of Default under the Indenture have been declared or occur, the Outstanding Note Balance of the Class A Notes may be declared immediately due and payable or payments of principal may be accelerated in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to holders of the Class A Notes, as their names and addresses appear in the Note Register, as provided in the Indenture. Subject to the terms of the Indenture, upon payment of such principal amount together with all accrued interest, the obligations of the Issuer with respect to the payment of principal and interest on this Class A Note shall terminate.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the holders of the Class A Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of such holders of the percentages specified in the Indenture at the time Outstanding. The Indenture also contains provisions permitting such holders of specified percentages in Outstanding Note Balance of the Class A Notes, at the time Outstanding, on behalf of all the holders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Class A Note shall be conclusive and binding upon such holder and upon all future holders of this Class A Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class A Note.
Each Class A Note may be issued only in registered form and only in minimum denominations of at least $100,000 and integral multiples of $1,000 in excess thereof; provided that the foregoing shall not restrict or prevent the transfer in accordance with Section 2.04 of the Indenture of any Class A Note having a remaining Outstanding Note Balance of other than an integral multiple of $1,000, or the issuance of a single Class A Note with a denomination less than $100,000. The holder of this Class A Note is deemed to acknowledge that the Class A Notes may be purchased and transferred only in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof and that this Class A Note (or any beneficial interests herein) may not be transferred in an amount less than such authorized denominations or which would result in the holder of this Class A Note having a beneficial interest below such authorized denominations.
The Issuer has structured the transaction contemplated by the Indenture and the Notes with the intention that the Notes will qualify under applicable tax law as indebtedness. The Issuer, the Indenture Trustee and each Noteholder, by acceptance of this Note, agree to the treat the Notes as indebtedness for all income tax purposes, unless otherwise required by applicable law. The Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class A Note is registered as the owner hereof for all purposes, whether or not this Class A Note may be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

No transfer of this Class A Note or any interest herein may be made unless that transfer is made pursuant to an effective registration statement under the Securities Act and an effective registration or a qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification because the transfer satisfies one of the following: (i) such transfer is in compliance with Rule 144A under the Securities Act, to a person who the transferor reasonably believes is a Qualified Institutional Buyer (as defined in Rule 144A) that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such transfer is being made in reliance upon Rule 144A under the Securities Act as certified by such transferee in a letter in the form of Exhibit B attached to the Indenture; (ii) such transfer is in compliance with Regulation S under the Securities Act as certified by such transferee in a letter in the form of Exhibit B attached to the Indenture, or (iii) after the appropriate holding period, such transfer is pursuant to an exemption from registration under the Securities Act provided by Rule 144 under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States. None of the Issuer, the Servicer or the Indenture Trustee is obligated to register or qualify the Notes under the Securities Act or any other securities law or to take any action not otherwise required under the Indenture to permit the transfer of any Note without registration.
Interests in this Class A Note may be exchanged for an interest in the corresponding Temporary Regulation S Global Note or Regulation S Global Note, in each case subject to the restrictions specified in the Indenture.
Notwithstanding the foregoing, for so long as this Class A Note is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Class A Note shall be made through the book-entry facilities of DTC.
The Indenture and this Class A Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.
Section 13.05 of the Indenture is incorporated herein by reference.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by the manual signature of its duly Authorized Officer.
Dated: January , 2013
DIAMOND RESORTS OWNER TRUST 2013-1
By: U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee
By: ___________________________ Name: Title:

INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Class A Notes referred to in the within mentioned Indenture.
Dated: January , 2013
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee
By: ___________________________ Name: Title:

CLASS B NOTE
THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE OR ANY INTEREST HEREIN IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE OR ANY INTEREST HEREIN MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.
THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN MINIMUM DENOMINATIONS OF $100,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, AND ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE OR ANY INTEREST HEREIN FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE NOTE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
NO RESALE OR OTHER TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY TRANSFEREE UNLESS (A) SUCH TRANSFEREE IS NOT, AND WILL NOT ACQUIRE THIS NOTE OR ANY INTEREST HEREIN ON BEHALF OR WITH THE ASSETS OF, ANY “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA OR ANY OTHER “PLAN” AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF AN EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN SUCH ENTITY, OR ANY PLAN THAT IS SUBJECT TO ANY SUBSTANTIALLY SIMILAR PROVISION OF

FEDERAL, STATE OR LOCAL LAW (“SIMILAR LAW”) OR (B) NO “PROHIBITED TRANSACTION” UNDER ERISA OR SECTION 4975 OF THE CODE AND NO VIOLATION OF SIMILAR LAW THAT, IN EITHER CASE, IS NOT COVERED BY A STATUTORY, REGULATORY OR ADMINISTRATIVE EXEMPTION WILL OCCUR IN CONNECTION WITH THE PURCHASER’S OR SUCH TRANSFEREE’S ACQUISITION, HOLDING OR DISPOSITION OF THIS NOTE OR ANY INTEREST HEREIN.

DIAMOND RESORTS OWNER TRUST 2013-1
TIMESHARE LOAN BACKED NOTES, SERIES 2013-1, CLASS B

RULE 144A GLOBAL NOTE
Note Rate: 2.89% Initial Payment Date: February 20, 2013 Stated Maturity: January 20, 2025 Initial Note Balance: Up to $4,920,000 Note No: CUSIP No: 25272Q AB6 ISIN No: US25272QAB68
FOR VALUE RECEIVED, Diamond Resorts Owner Trust 2013-1, a Delaware statutory trust (the “Issuer”) hereby promises to pay to Cede & Co. (the “Holder”) or its assigns, the principal sum of up to Four Million Nine Hundred Twenty Thousand Dollars ($4,920,000) in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Indenture, dated as of January 23, 2013 (the “Indenture”), by and among the Issuer, Diamond Resorts Financial Services, Inc., as servicer and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”), and to pay interest at the Note Rate on the Outstanding Note Balance of this Timeshare Loan Backed Note, Series 2013-1, Class B (this “Class B Note”) until paid in full, at the rates per annum and on the dates provided in the Indenture. Capitalized terms used but not defined herein shall have the meanings given them in “Standard Definitions” attached as Annex A to the Indenture.
By its holding of this Class B Note, the Holder shall be deemed to accept the terms of the Indenture and agree to be bound thereby.
Unless the certificate of authentication hereon has been executed by the Indenture Trustee referred to herein by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Class B Note is one of a duly authorized issue of notes of the Issuer designated as its “Class B Notes” and issued under the Indenture.
This Class B Note is secured by the pledge to the Indenture Trustee under the Indenture of the Trust Estate and recourse is limited to the extent set forth in the Indenture. The amounts owed under this Class B Note shall not include any recourse to the Indenture Trustee or any affiliates thereof.
If certain Events of Default under the Indenture have been declared or occur, the Outstanding Note Balance of the Class B Notes may be declared immediately due and payable or payments of principal may be accelerated in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to holders of the Class B Notes, as their names and addresses appear in the Note Register, as provided in the Indenture. Subject to the terms of the Indenture, upon payment of such principal amount together with all accrued interest, the obligations of the Issuer with respect to the payment of principal and interest on this Class B Note shall terminate.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the holders of the Class B Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of such holders of the percentages specified in the Indenture at the time Outstanding. The Indenture also contains provisions permitting such holders of specified percentages in Outstanding Note Balance of the Class B Notes, at the time Outstanding, on behalf of all the holders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Class B Note shall be conclusive and binding upon such holder and upon all future holders of this Class B Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class B Note.
Each Class B Note may be issued only in registered form and only in minimum denominations of at least $100,000 and integral multiples of $1,000 in excess thereof; provided that the foregoing shall not restrict or prevent the transfer in accordance with Section 2.04 of the Indenture of any Class B Note having a remaining Outstanding Note Balance of other than an integral multiple of $1,000, or the issuance of a single Class B Note with a denomination less than $100,000. The holder of this Class B Note is deemed to acknowledge that the Class B Notes may be purchased and transferred only in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof and that this Class B Note (or any beneficial interests herein) may not be transferred in an amount less than such authorized denominations or which would result in the holder of this Class B Note having a beneficial interest below such authorized denominations.
The Issuer has structured the transaction contemplated by the Indenture and the Notes with the intention that the Notes will qualify under applicable tax law as indebtedness. The Issuer, the Indenture Trustee and each Noteholder, by acceptance of this Note, agree to the treat the Notes as indebtedness for all income tax purposes, unless otherwise required by applicable law. The Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class B Note is registered as the owner hereof for all purposes, whether or not this Class B Note may be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

No transfer of this Class B Note or any interest herein may be made unless that transfer is made pursuant to an effective registration statement under the Securities Act and an effective registration or a qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification because the transfer satisfies one of the following: (i) such transfer is in compliance with Rule 144A under the Securities Act, to a person who the transferor reasonably believes is a Qualified Institutional Buyer (as defined in Rule 144A) that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such transfer is being made in reliance upon Rule 144A under the Securities Act as certified by such transferee in a letter in the form of Exhibit B attached to the Indenture; (ii) such transfer is in compliance with Regulation S under the Securities Act as certified by such transferee in a letter in the form of Exhibit B attached to the Indenture, or (iii) after the appropriate holding period, such transfer is pursuant to an exemption from registration under the Securities Act provided by Rule 144 under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States. None of the Issuer, the Servicer or the Indenture Trustee is obligated to register or qualify the Notes under the Securities Act or any other securities law or to take any action not otherwise required under the Indenture to permit the transfer of any Note without registration.
Interests in this Class B Note may be exchanged for an interest in the corresponding Temporary Regulation S Global Note or Regulation S Global Note, in each case subject to the restrictions specified in the Indenture.
Notwithstanding the foregoing, for so long as this Class B Note is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Class B Note shall be made through the book-entry facilities of DTC.
The Indenture and this Class B Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.
Section 13.05 of the Indenture is incorporated herein by reference.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by the manual signature of its duly Authorized Officer.
Dated: January , 2013
DIAMOND RESORTS OWNER TRUST 2013-1
By: U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee
By: ___________________________ Name: Title:

INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Class B Notes referred to in the within mentioned Indenture.
Dated: January , 2013
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee
By: ___________________________ Name: Title:

CLASS A NOTE
THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE OR ANY INTEREST HEREIN IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE OR ANY INTEREST HEREIN MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.
THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN MINIMUM DENOMINATIONS OF $100,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, AND ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE OR ANY INTEREST HEREIN FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.
THIS NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT WHICH IS EXCHANGEABLE FOR A PERMANENT REGULATION S GLOBAL NOTE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE.
PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE ORIGINAL ISSUE DATE OF THE NOTES, THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE NOTE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO RESALE OR OTHER TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY TRANSFEREE UNLESS (A) SUCH TRANSFEREE IS NOT, AND WILL NOT ACQUIRE THIS NOTE OR ANY INTEREST HEREIN ON BEHALF OR WITH THE ASSETS OF, ANY “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA OR ANY OTHER “PLAN” AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF AN EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN SUCH ENTITY, OR ANY PLAN THAT IS SUBJECT TO ANY SUBSTANTIALLY SIMILAR PROVISION OF FEDERAL, STATE OR LOCAL LAW (“SIMILAR LAW”) OR (B) NO “PROHIBITED TRANSACTION” UNDER ERISA OR SECTION 4975 OF THE CODE AND NO VIOLATION OF SIMILAR LAW THAT, IN EITHER CASE, IS NOT COVERED BY A STATUTORY, REGULATORY OR ADMINISTRATIVE EXEMPTION WILL OCCUR IN CONNECTION WITH THE PURCHASER’S OR SUCH TRANSFEREE’S ACQUISITION, HOLDING OR DISPOSITION OF THIS NOTE OR ANY INTEREST HEREIN.

DIAMOND RESORTS OWNER TRUST 2013-1
TIMESHARE LOAN BACKED NOTES, SERIES 2013-1, CLASS A
TEMPORARY REGULATION S GLOBAL NOTE
Note Rate: 1.95% Initial Payment Date: February 20, 2013 Stated Maturity: January 20, 2025 Initial Note Balance: Up to $88,640,000 Note No: CUSIP No: U2527D AA6 ISIN No: USU2527DAA64
FOR VALUE RECEIVED, Diamond Resorts Owner Trust 2013-1, a Delaware statutory trust (the “Issuer”) hereby promises to pay to Cede & Co. (the “Holder”) or its assigns, the principal sum of up to Eighty-Eight Million Six Hundred Forty Thousand Dollars ($88,640,000) in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Indenture, dated as of January 23, 2013 (the “Indenture”), by and among the Issuer, Diamond Resorts Financial Services, Inc., as servicer and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”), and to pay interest at the Note Rate on the Outstanding Note Balance of this Timeshare Loan Backed Note, Series 2013-1, Class A (this “Class A Note”) until paid in full, at the rates per annum and on the dates provided in the Indenture. Capitalized terms used but not defined herein shall have the meanings given them in “Standard Definitions” attached as Annex A to the Indenture.

By its holding of this Class A Note, the Holder shall be deemed to accept the terms of the Indenture and agree to be bound thereby.
Unless the certificate of authentication hereon has been executed by the Indenture Trustee referred to herein by manual signature, this Class A Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
This Class A Note is one of a duly authorized issue of notes of the Issuer designated as its “Class A Notes” and issued under the Indenture.
This Class A Note is secured by the pledge to the Indenture Trustee under the Indenture of the Trust Estate and recourse is limited to the extent set forth in the Indenture. The amounts owed under this Class A Note shall not include any recourse to the Indenture Trustee or any affiliates thereof.
If certain Events of Default under the Indenture have been declared or occur, the Outstanding Note Balance of the Class A Notes may be declared immediately due and payable or payments of principal may be accelerated in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to holders of the Class A Notes, as their names and addresses appear in the Note Register, as provided in the Indenture. Subject to the terms of the Indenture, upon payment of such principal amount together with all accrued interest, the obligations of the Issuer with respect to the payment of principal and interest on this Class A Note shall terminate.
The Indenture permits with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the holders of the Class A Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of such holders of the percentages specified in the Indenture at the time Outstanding. The Indenture also contains provisions permitting such holders of specified percentages in Outstanding Note Balance of the Class A Notes, at the time Outstanding, on behalf of all the holders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Class A Note shall be conclusive and binding upon such holder and upon all future holders of this Class A Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class A Note.
Each Class A Note may be issued only in registered form and only in minimum denominations of at least $100,000 and integral multiples of $1,000 in excess thereof; provided that the foregoing shall not restrict or prevent the transfer in accordance with Section 2.04 of the Indenture of any Class A Note having a remaining Outstanding Note Balance of other than an integral multiple of $1,000, or the issuance of a single Class A Note with a denomination less than $100,000. The holder of this Class A Note is deemed to acknowledge that the Class A Notes may be purchased and transferred only in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof and that this Class A Note (or any beneficial interests herein) may not be transferred in an amount less than such authorized denominations or which would result in the holder of this Class A Note having a beneficial interest below such authorized denominations.

The Issuer has structured the transaction contemplated by the Indenture and the Notes with the intention that the Notes will qualify under applicable tax law as indebtedness. The Issuer, the Indenture Trustee and each Noteholder, by acceptance of this Note, agree to the treat the Notes as indebtedness for all income tax purposes, unless otherwise required by applicable law. The Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class A Note is registered as the owner hereof for all purposes, whether or not this Class A Note may be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.
No transfer of this Class A Note or any interest herein may be made unless that transfer is made pursuant to an effective registration statement under the Securities Act and an effective registration or a qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification because the transfer satisfies one of the following: (i) such transfer is in compliance with Rule 144A under the Securities Act, to a person who the transferor reasonably believes is a Qualified Institutional Buyer (as defined in Rule 144A) that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such transfer is being made in reliance upon Rule 144A under the Securities Act as certified by such transferee in a letter in the form of Exhibit B attached to the Indenture; (ii) such transfer is in compliance with Regulation S under the Securities Act as certified by such transferee in a letter in the form of Exhibit B attached to the Indenture, or (iii) after the appropriate holding period, such transfer is pursuant to an exemption from registration under the Securities Act provided by Rule 144 under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States. None of the Issuer, the Servicer or the Indenture Trustee is obligated to register or qualify the Notes under the Securities Act or any other securities law or to take any action not otherwise required under the Indenture to permit the transfer of any Note without registration.
Interests in this Class A Note may be exchanged for an interest in the corresponding Rule 144A Global Note, subject to the restrictions specified in the Indenture.
On or after the 40th day after the later of the Closing Date and the commencement of the offering of the Notes, interests in this Temporary Regulation S Global Note may be exchanged (free of charge) for interests in a permanent Regulation S Global Note of the same Class. The permanent Regulation S Global Note shall be so issued and delivered in exchange for only that portion of this Temporary Regulation S Global Note in respect of which there shall have been presented to DTC by Euroclear or Clearstream, Luxembourg a certification to the effect that it has received from or in respect of a person entitled to an interest (as shown by its records) a certification that the beneficial interests in such Temporary Regulation S Global Note are owned by persons who are not U.S. persons (as defined in Regulation S).

Notwithstanding the foregoing, for so long as this Class A Note is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Class A Note shall be made through the book-entry facilities of DTC.
The Indenture and this Class A Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.
Section 13.05 of the Indenture is incorporated herein by reference.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by the manual signature of its duly Authorized Officer.
Dated: January , 2013
DIAMOND RESORTS OWNER TRUST 2013-1
By: U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee
By: ___________________________ Name: Title:

INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Class A Notes referred to in the within mentioned Indenture.
Dated: January , 2013
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee
By: ___________________________ Name: Title:

CLASS B NOTE
THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE OR ANY INTEREST HEREIN IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE OR ANY INTEREST HEREIN MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.
THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN MINIMUM DENOMINATIONS OF $100,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, AND ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE OR ANY INTEREST HEREIN FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.
THIS NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT WHICH IS EXCHANGEABLE FOR A PERMANENT REGULATION S GLOBAL NOTE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE.
PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE ORIGINAL ISSUE DATE OF THE NOTES, THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.
UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE NOTE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO RESALE OR OTHER TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY TRANSFEREE UNLESS (A) SUCH TRANSFEREE IS NOT, AND WILL NOT ACQUIRE THIS NOTE OR ANY INTEREST HEREIN ON BEHALF OR WITH THE ASSETS OF, ANY “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA OR ANY OTHER “PLAN” AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF AN EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN SUCH ENTITY, OR ANY PLAN THAT IS SUBJECT TO ANY SUBSTANTIALLY SIMILAR PROVISION OF FEDERAL, STATE OR LOCAL LAW (“SIMILAR LAW”) OR (B) NO “PROHIBITED TRANSACTION” UNDER ERISA OR SECTION 4975 OF THE CODE AND NO VIOLATION OF SIMILAR LAW THAT, IN EITHER CASE, IS NOT COVERED BY A STATUTORY, REGULATORY OR ADMINISTRATIVE EXEMPTION WILL OCCUR IN CONNECTION WITH THE PURCHASER’S OR SUCH TRANSFEREE’S ACQUISITION, HOLDING OR DISPOSITION OF THIS NOTE OR ANY INTEREST HEREIN.

DIAMOND RESORTS OWNER TRUST 2013-1
TIMESHARE LOAN BACKED NOTES, SERIES 2013-1, CLASS B
TEMPORARY REGULATION S GLOBAL NOTE
Note Rate: 2.89% Initial Payment Date: February 20, 2013 Stated Maturity: January 20, 2025 Initial Note Balance: $4,920,000 Note No: CUSIP No: U2527D AB4 ISIN No: USU2527DAB48
FOR VALUE RECEIVED, Diamond Resorts Owner Trust 2013-1, a Delaware statutory trust (the “Issuer”) hereby promises to pay to Cede & Co. (the “Holder”) or its assigns, the principal sum of up to Four Million Nine Hundred Twenty Thousand Dollars ($4,920,000) in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Indenture, dated as of January 23, 2013 (the “Indenture”), by and among the Issuer, Diamond Resorts Financial Services, Inc., as servicer and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”), and to pay interest at the Note Rate on the Outstanding Note Balance of this Timeshare Loan Backed Note, Series 2013-1, Class B (this “Class B Note”) until paid in full, at the rates per annum and on the dates provided in the Indenture. Capitalized terms used but not defined herein shall have the meanings given them in “Standard Definitions” attached as Annex A to the Indenture.

By its holding of this Class B Note, the Holder shall be deemed to accept the terms of the Indenture and agree to be bound thereby.
Unless the certificate of authentication hereon has been executed by the Indenture Trustee referred to herein by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
This Class B Note is one of a duly authorized issue of notes of the Issuer designated as its “Class B Notes” and issued under the Indenture.
This Class B Note is secured by the pledge to the Indenture Trustee under the Indenture of the Trust Estate and recourse is limited to the extent set forth in the Indenture. The amounts owed under this Class B Note shall not include any recourse to the Indenture Trustee or any affiliates thereof.
If certain Events of Default under the Indenture have been declared or occur, the Outstanding Note Balance of the Class B Notes may be declared immediately due and payable or payments of principal may be accelerated in the manner and with the effect provided in the Indenture. Notice of such declaration will be given by mail to holders of the Class B Notes, as their names and addresses appear in the Note Register, as provided in the Indenture. Subject to the terms of the Indenture, upon payment of such principal amount together with all accrued interest, the obligations of the Issuer with respect to the payment of principal and interest on this Class B Note shall terminate.
The Indenture permits with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the holders of the Class B Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of such holders of the percentages specified in the Indenture at the time Outstanding. The Indenture also contains provisions permitting such holders of specified percentages in Outstanding Note Balance of the Class B Notes, at the time Outstanding, on behalf of all the holders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Class B Note shall be conclusive and binding upon such holder and upon all future holders of this Class B Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Class B Note.
Each Class B Note may be issued only in registered form and only in minimum denominations of at least $100,000 and integral multiples of $1,000 in excess thereof; provided that the foregoing shall not restrict or prevent the transfer in accordance with Section 2.04 of the Indenture of any Class B Note having a remaining Outstanding Note Balance of other than an integral multiple of $1,000, or the issuance of a single Class B Note with a denomination less than $100,000. The holder of this Class B Note is deemed to acknowledge that the Class B Notes may be purchased and transferred only in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof and that this Class B Note (or any beneficial interests herein) may not be transferred in an amount less than such authorized denominations or which would result in the holder of this Class B Note having a beneficial interest below such authorized denominations.

The Issuer has structured the transaction contemplated by the Indenture and the Notes with the intention that the Notes will qualify under applicable tax law as indebtedness. The Issuer, the Indenture Trustee and each Noteholder, by acceptance of this Note, agree to the treat the Notes as indebtedness for all income tax purposes, unless otherwise required by applicable law. The Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class B Note is registered as the owner hereof for all purposes, whether or not this Class B Note may be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.
No transfer of this Class B Note or any interest herein may be made unless that transfer is made pursuant to an effective registration statement under the Securities Act and an effective registration or a qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification because the transfer satisfies one of the following: (i) such transfer is in compliance with Rule 144A under the Securities Act, to a person who the transferor reasonably believes is a Qualified Institutional Buyer (as defined in Rule 144A) that is purchasing for its own account or for the account of a Qualified Institutional Buyer and to whom notice is given that such transfer is being made in reliance upon Rule 144A under the Securities Act as certified by such transferee in a letter in the form of Exhibit B attached to the Indenture; (ii) such transfer is in compliance with Regulation S under the Securities Act as certified by such transferee in a letter in the form of Exhibit B attached to the Indenture, or (iii) after the appropriate holding period, such transfer is pursuant to an exemption from registration under the Securities Act provided by Rule 144 under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States. None of the Issuer, the Servicer or the Indenture Trustee is obligated to register or qualify the Notes under the Securities Act or any other securities law or to take any action not otherwise required under the Indenture to permit the transfer of any Note without registration.
Interests in this Class B Note may be exchanged for an interest in the corresponding Rule 144A Global Note, subject to the restrictions specified in the Indenture.
On or after the 40th day after the later of the Closing Date and the commencement of the offering of the Notes, interests in this Temporary Regulation S Global Note may be exchanged (free of charge) for interests in a permanent Regulation S Global Note of the same Class. The permanent Regulation S Global Note shall be so issued and delivered in exchange for only that portion of this Temporary Regulation S Global Note in respect of which there shall have been presented to DTC by Euroclear or Clearstream, Luxembourg a certification to the effect that it has received from or in respect of a person entitled to an interest (as shown by its records) a certification that the beneficial interests in such Temporary Regulation S Global Note are owned by persons who are not U.S. persons (as defined in Regulation S).

Notwithstanding the foregoing, for so long as this Class B Note is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Class B Note shall be made through the book-entry facilities of DTC.
The Indenture and this Class B Note shall be deemed to be contracts made under the laws of the State of New York and shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.
Section 13.05 of the Indenture is incorporated herein by reference.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by the manual signature of its duly Authorized Officer.
Dated: January , 2013
DIAMOND RESORTS OWNER TRUST 2013-1
By: U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee
By: ___________________________ Name: Title:

INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Class B Notes referred to in the within mentioned Indenture.
Dated: January , 2013
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee
By: ___________________________ Name: Title:

EXHIBIT B
FORM OF INVESTOR REPRESENTATION LETTER

INVESTOR REPRESENTATION LETTER
DIAMOND RESORTS OWNER TRUST 2013-1 Timeshare Loan Backed Notes, Series 2013-1
Diamond Resorts Owner Trust 2013-1 c/o U.S. Bank Trust National Association, as Owner Trustee 300 Delaware Avenue, 9th Floor Wilmington, DE 19801
Wells Fargo Bank, National Association, as Indenture Trustee MAC N9311-161 Sixth Street & Marquette Avenue Minneapolis, Minnesota 55479
Ladies and Gentlemen:
______________________ (the “Purchaser”) hereby represents and warrants to you in connection with its purchase of $_________ in principal amount of the above-captioned notes (the “Notes”) as follows:

1.
The Purchaser (A)(i) is a qualified institutional buyer, and has delivered to you the certificate substantially in the form attached hereto as Annex I or Annex II, as applicable, (ii) is aware that the sale to it is being made in reliance on Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and (iii) is acquiring the Notes for its own account or for the account of a qualified institutional buyer, or (B) is not a U.S. person (as defined under Regulation S) and is purchasing the Notes in an offshore transaction pursuant to Regulation S. The Purchaser is purchasing the Notes for investment purposes and not with a view to, or for, offer or sale in connection with a public distribution or in any other manner that would violate the Securities Act or applicable state securities laws.

2.
The Purchaser understands that the Notes or interests therein are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, that the Notes have not been and will not be registered under the Securities Act and that (A) if in the future it decides to offer, resell, pledge or otherwise transfer any of the Notes or any interest therein, such Notes or the interests therein may be offered, resold, pledged or otherwise transferred in minimum denominations of $100,000 and in integral multiples of $1,000 in excess thereof, and only (i) in the United States to a person whom the seller reasonably believes is a qualified institutional buyer in a transaction meeting the requirements of Rule 144A of the Securities Act, (ii) outside the United States in a transaction complying with the provisions of Rule 903 or 904 under the Securities Act, (iii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if available), or (iv) pursuant to an effective registration statement under the Securities Act, in each of cases (i) through (iv) in accordance with any applicable securities laws of any State of the United States, and that (B) the Purchaser will, and each subsequent holder is required to, notify any subsequent purchaser of such Notes or interests therein from it of the resale restrictions referred to in (A) above.

3.
The Purchaser understands that the Notes will, until the Notes may be resold pursuant to Rule 144(b)(1) of the Securities Act, unless otherwise agreed by the Issuer and the Holder thereof, bear a legend substantially to the following effect.

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE OR ANY INTEREST HEREIN IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE OR ANY INTEREST HEREIN MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.
THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED IN MINIMUM DENOMINATIONS OF $100,000 AND IN INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF, AND ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S, (III) PURSUANT TO AN EXEMPTION

FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE OR ANY INTEREST HEREIN FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

1.
If the Purchaser is purchasing any Notes as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and has full power to make acknowledgments, representations and agreements contained herein on behalf of such account(s).

2.
Reference is made to the Offering Circular, dated January 15, 2013 (the “Offering Circular”), related to the Notes. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Offering Circular. The Purchaser has received a copy of the Offering Circular and such other information, if any, requested by the Purchaser, has had full opportunity to review such information and has received information necessary to verify such information. The Purchaser represents that in making its investment decision to acquire the Notes, the Purchaser has not relied on representations, warranties, opinions, projections, financial or other information or analysis, if any, supplied to it by any person, including the addressees of this letter, except as expressly contained in the Offering Circular and in the other written information, if any, referred to in the preceding sentence. The Purchaser acknowledges that it has read and agreed to the matters stated on pages (iv) through (vii) of the Offering Circular and information therein, including the restrictions on duplication and circulation of the Offering Circular.”

3.
The Purchaser (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Notes, and (ii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment.

4.
The Purchaser understands that the Issuer, the Initial Purchaser and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements contained in this letter and agrees that if any of the acknowledgments, representations or agreements deemed to have been made by it are no longer accurate, it will promptly notify the Issuer and the Initial Purchaser. If it is acquiring any Notes as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgments, representations and agreements contained in this letter on behalf of such account.

5.
The Notes and any interest therein, may not be sold or transferred to, and each Purchaser by its purchase of the Notes or interests therein shall be deemed to have represented and covenanted that it is not acquiring the Notes or interests therein for or on behalf of or with the assets of, and will not transfer the Notes or interests therein to, any employee benefit plan as defined in Section 3 (3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA or any other “plan” as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), that is subject to Section 4975 of the Code or any entity whose underlying assets include plan assets by reason of an employee benefit plan’s or plan’s investment in such entity or any plan that is subject to any substantially similar provision of federal, state or local law (“Similar Law”), except that such purchase for or on behalf of or with assets of a plan shall be permitted:

(i) to the extent such purchase is made by or on behalf of a bank collective investment fund maintained by the Purchaser in which no plan (together with any other plans maintained by the same employer or employee organization) has an interest in excess of 10% of the total assets in such collective investment fund, and the other applicable conditions of Prohibited Transaction Class Exemption 91-38 issued by the Department of Labor are satisfied as of the date of acquisition of the Notes or interests therein and all such conditions will continue to be satisfied thereafter;
(ii) to the extent such purchase is made by or on behalf of an insurance company pooled separate account maintained by the Purchaser in which no plan (together with any other plans maintained by the same employer or employee organization) has an interest in excess of 10% of the total of all assets in such pooled separate account, and the other applicable conditions of Prohibited Transaction Class Exemption 90-1 issued by the Department of Labor are satisfied as of the date of acquisition of the Notes or interests therein and all such conditions will continue to be satisfied thereafter;

(iii) to the extent such purchase is made on behalf of a plan by a “qualified professional asset manager”, as such term is described and used in Prohibited Transaction Class Exemption 84-14 issued by the Department of Labor, and the assets of such plan when combined with the assets of other plans established or maintained by the same employer (or affiliate thereof) or employee organization and managed by such qualified professional asset manager do not represent more than 20% of the total client assets managed by such qualified professional asset manager at the time of the transaction, and the other applicable conditions of such exemption are otherwise satisfied as of the date of acquisition of the Notes or interests therein and all such conditions will continue to be satisfied thereafter;
(iv) to the extent such plan is a governmental plan (as defined in Section 3(32) of ERISA) which is not subject to the provisions of Title I of ERISA or Sections 401 and 501 of the Code and such purchase is not a violation of Similar Laws;
(v) to the extent such purchase is made by or on behalf of an insurance company general account in which the reserves and liabilities for the general account contracts held by or on behalf of any plan, together with any other plans maintained by the same employer (or its affiliates) or employee organization, do not exceed 10% of the total reserves and liabilities of the insurance company general account (exclusive of separate account liabilities), plus surplus as set forth in the National Association of Insurance Commissioners Annual Statement filed with the state of domicile of the insurer, in accordance with Prohibited Transaction Class Exemption 95-60, and the other applicable conditions of such exemption are otherwise satisfied as of the date of acquisition of the Notes or interests therein and all such conditions will continue to be satisfied thereafter;
(vi) to the extent such purchase is made by an in-house asset manager within the meaning of Part IV(a) of Prohibited Transaction Class Exemption 96-23 and such manager has made or properly authorized the decision for such plan to purchase Notes or interests therein, under circumstances such that Prohibited Transaction Class Exemption 96-23 is applicable to the purchase, holding and disposition of such Notes or interests therein and all of the other applicable conditions of such exemption are otherwise satisfied as of the date of acquisition of such Notes or interests therein and all such conditions will continue to be satisfied thereafter; or

(vii) to the extent such purchase will not otherwise give rise to a transaction described in Section 406 of ERISA or Section 4975(c)(1) of the Code for which a statutory, regulatory or administrative exemption is unavailable or be a violation of Similar Law.
The Purchaser, if described in the preceding clauses, further represents and agrees that it is not sponsored (within the meaning of Section 3(16)(B) of ERISA) by the Issuer, DRC, the Seller, the Servicer, the Indenture Trustee or the Initial Purchaser, or by any affiliate of any such person.

1.
The Purchaser acknowledges that, under the Indenture, Notes (or beneficial interests therein) may be purchased and transferred only in authorized denominations -- i.e., a minimum denomination of $100,000 and integral multiplies of $1,000 in excess thereof. The Purchaser covenants that the Purchaser will neither (i) transfer Notes (or beneficial interests therein) in less than the authorized denominations nor (ii) transfer Notes (or beneficial interests therein) where the result would be to reduce the Purchaser's remaining holdings of Notes (or beneficial interests therein) below the authorized denominations.

2.	By execution hereof, the Purchaser agrees to be bound, as Noteholder, by all of the terms, covenants and conditions of the Indenture and the Notes.

The representations and warranties contained herein shall be binding upon the heirs, executors, administrators and other successors of the undersigned. If there is more than one signatory hereto, the obligations, representations, warranties and agreements of the undersigned are made jointly and severally.
Executed at _________________________, _________________________, this ___ day of _____________________, 20__.
_____________________
Purchaser's Signature
_____________________
Purchaser’s Name and Title (Print)
_____________________
Address of Purchaser
_____________________
Purchaser’s Taxpayer Identification or Social Security Number

ANNEX 1 TO EXHIBIT B
QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
[For Transferees Other Than Registered Investment Companies]
The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”), Diamond Resorts Owner Trust 2013-1 and Wells Fargo Bank, National Association, as Note Registrar, with respect to the Note being transferred (the “Transferred Note”) as described in the Investor Representation Letter to which this certification relates and to which this certification is an Annex:
1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Note (the “Purchaser”).
2. The Purchaser is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because (i) the Purchaser owned and/or invested on a discretionary basis $ in securities (other than the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year (such amount being calculated in accordance with Rule 144A)1 and (ii) the Purchaser satisfies the criteria in the category marked below.
□ Corporation, etc. The Purchaser is a corporation (other than a bank, savings and loan association or similar institution), business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.
□ Bank. The Purchaser (a) is a national bank or a banking institution organized under the laws of any State,
U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.
□ Savings and Loan. The Purchaser (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.
□ Broker-dealer. The Purchaser is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.
□ Insurance Company. The Purchaser is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.
□ State or Local Plan. The Purchaser is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.
□ ERISA Plan. The Purchaser is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

1 Purchaser must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Purchaser is a dealer, and, in that case, Purchaser must own and/or invest on, a discretionary basis at least $10,000,000 in securities.

□	Investment Advisor. The Purchaser is an investment advisor registered under the Investment Advisers Act of 1940.
□
Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

3. The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Purchaser, (ii) securities that are part of an unsold allotment to or subscription by the Purchaser, if the Purchaser is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Purchaser, the Purchaser did not include any of the securities referred to in this paragraph.
4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Purchaser, the Purchaser used the cost of such securities to the Purchaser, unless the Purchaser reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Purchaser may have included securities owned by subsidiaries of the Purchaser, but only if such subsidiaries are consolidated with the Purchaser in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Purchaser's direction. However, such securities were not included if the Purchaser is a majority-owned, consolidated subsidiary of another enterprise and the Purchaser is not itself a reporting company under the Securities Exchange Act of 1934.
5. The Purchaser acknowledges that it is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Purchaser may be in reliance on Rule 144A.

Will the Purchaser be purchasing the Transferred Note only for the Purchaser's own account?
□        □
Yes         No
6. If the answer to the foregoing question is “no”, then in each case where the Purchaser is purchasing for an account other than its own, such account belongs to a third party that is itself a “qualified institutional buyer” within the meaning of Rule 144A, and the “qualified institutional buyer” status of such third party has been established by the Purchaser through one or more of the appropriate methods contemplated by Rule 144A.
7. The Purchaser will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Purchaser's purchase of the Transferred Note will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Purchaser is a bank or savings and loan as provided above, the Purchaser agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

Print Name of Purchaser
By:___________________________
Name:_________________________
Title:________________________

ANNEX 2 TO EXHIBIT B
QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
[For Purchasers That Are Registered Investment Companies]
The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”), Diamond Resorts Owner Trust 2013-1 and Wells Fargo Bank, National Association, as Note Registrar, with respect to the Note being transferred (the “Transferred Note”) as described in the Investor Representation Letter to which this certification relates and to which this certification is an Annex:
1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Note (the “Purchaser”) or, if the Purchaser is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because the Purchaser is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the “Adviser”).
2. The Purchaser is a “qualified institutional buyer” as defined in Rule 144A because (i) the Purchaser is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Purchaser alone owned and/or invested on a discretionary basis, or the Purchaser's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year. For purposes of determining the amount of securities owned by the Purchaser or the Purchaser's Family of Investment Companies, the cost of such securities was used, unless the Purchaser or any member of the Purchaser's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.
□ The Purchaser owned and/or invested on a discretionary basis $ in securities (other than the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year (such amount being calculated in accordance with Rule 144A).
□ The Purchaser is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Purchaser's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3. The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).
4. The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Purchaser or are part of the Purchaser's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Purchaser, or owned by the Purchaser's Family of Investment Companies, the securities referred to in this paragraph were excluded.

5. The Purchaser is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Purchaser will be in reliance on Rule 144A.
Will the Purchaser be purchasing the Transferred Note only for the Purchaser's own account?
□        □
Yes         No
6. If the answer to the foregoing question is “no”, then in each case where the Purchaser is purchasing for an account other than its own, such account belongs to a third party that is itself a “qualified institutional buyer” within the meaning of Rule 144A, and the “qualified institutional buyer” status of such third party has been established by the Purchaser through one or more of the appropriate methods contemplated by Rule 144A.

7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Purchaser's purchase of the Transferred Note will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.
_____________________
Print Name of Purchaser or Adviser
_____________________
By: _____________________
Name: _____________________
Title: _____________________
IF AN ADVISER:
_____________________
Print Name of Purchaser
Date:
B - 8

EXHIBIT C
FORM OF TRANSFER CERTIFICATE FOR RULE 144A GLOBAL NOTES TO REGULATION S GLOBAL NOTES DURING THE RESTRICTED PERIOD

FORM OF TRANSFER CERTIFICATE FOR EXCHANGE OR TRANSFER
FROM RULE 144A GLOBAL NOTE TO REGULATION S
GLOBAL NOTE DURING THE RESTRICTED PERIOD

Wells Fargo Bank, National Association MAC# N9303-121 Sixth Street and Marquette Avenue Minneapolis, Minnesota 55479 Attention: Corporate Trust Services
Re: Diamond Resorts Owner Trust 2013-1; Transfer of Class Note
Ladies and Gentlemen:
Reference is hereby made to the Indenture, dated as of January 23, 2013 (the “Indenture”), by and among Diamond Resorts Owner Trust 2013-1 (the “Issuer”), Diamond Resorts Financial Services, Inc. (the “Servicer”) and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
This letter relates to US $[__] aggregate Outstanding Note Balance of Notes (the “Notes”) which are held in the form of the Rule 144A Global Note (CUSIP No. __________) with the Depository in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such beneficial interest for an interest in the Regulation S Global Note (CUSIP No. __________) to be held with [Euroclear] [Clearstream]* (Common Code No. ___________) through the Depository.
In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), and accordingly the Transferor does hereby certify that:
(1) the offer of the Notes was not made to a person in the United States,
(2) [at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States] (the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States],**
(3) the transferee is not a U.S. Person within the meaning of Rule 902(k) of Regulation S nor a Person acting for the account or benefit of a U.S. Person,
(4) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable,
(5) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and
(6) upon completion of the transaction, the beneficial interest being transferred as described above will be held with the Depository through [Euroclear] [Clearstream].***
_____________________
* Select appropriate depository.
** Insert one of these two provisions, which come from the definition of “offshore transaction” in Regulation
S.
*** Select appropriate depository.

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Indenture Trustee and the Servicer.
[Insert Name of Transferor]
By: ____________________________________________
Name:
Title:
Dated:

EXHIBIT D
FORM OF TRANSFER CERTIFICATE FOR RULE 144A GLOBAL
NOTES TO REGULATION S GLOBAL NOTES AFTER RESTRICTED PERIOD

FORM OF TRANSFER CERTIFICATE FOR EXCHANGE OR TRANSFER
FROM RULE 144A GLOBAL NOTE TO REGULATION S
GLOBAL NOTE AFTER THE RESTRICTED PERIOD
Wells Fargo Bank, National Association MAC# N9303-121 Sixth Street and Marquette Avenue Minneapolis, Minnesota 55479 Attention: Corporate Trust Services
Re: Diamond Resorts Owner Trust 2013-1; Transfer of Class Note
Ladies and Gentlemen:
Reference is hereby made to the Indenture, dated as of January 23, 2013 (the “Indenture”), by and among Diamond Resorts Owner Trust 2013-1 (the “Issuer”), Diamond Resorts Financial Services, Inc. (the “Servicer”) and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
This letter relates to US $[__] aggregate Outstanding Note Balance of Notes (the “Notes”) which are held in the form of the Rule 144A Global Note (CUSIP No. __________) with the Depository in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such beneficial interest for an interest in the Regulation S Global Note (CUSIP No. __________) to be held with [Euroclear] [Clearstream]* (Common Code No. ___________) through the Depository.
In connection with such request, and in respect of such Certificates, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Indenture and, (i) with respect to transfers made in reliance on Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), the Transferor does hereby certify that:
(1) the offer of the Certificates was not made to a person in the United States,
(2) [at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States] [the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States];* *
(3) no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or Rule 904(a) of Regulation S, as applicable; and
(4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act,

or (ii) with respect to transfers made in reliance on Rule 144 tinder the Securities Act, the Transferor does hereby certify that the Certificates that are being transferred are not “restricted securities” as defined in Rule 144 under the Securities Act.
_____________________
* Select appropriate depository. * * Insert one of these two provisions, which come from the definition of “offshore transaction” in Regulation S.

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Indenture Trustee and the Servicer.
[Insert Name of Transferor]
By: ____________________________________________ Name: Title:
Dated:

EXHIBIT E
FORM OF TRANSFER CERTIFICATE FOR REGULATION S GLOBAL
NOTES TO 144A GLOBAL NOTES DURING RESTRICTED PERIOD

FORM OF TRANSFER CERTIFICATE FOR EXCHANGE OR TRANSFER
FROM REGULATION S GLOBAL NOTE
TO RULE 144A GLOBAL NOTE
Wells Fargo Bank, National Association MAC# N9303-121 Sixth Street and Marquette Avenue Minneapolis, Minnesota 55479 Attention: Corporate Trust Services
Re: Diamond Resorts Owner Trust 2013-1; Transfer of Class Note
Ladies and Gentlemen:
Reference is hereby made to the Indenture, dated as of January 23, 2013 (the “Indenture”), by and among Diamond Resorts Owner Trust 2013-1 (the “Issuer”), Diamond Resorts Financial Services, Inc. (the “Servicer”) and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
This letter relates to US $[___] aggregate Outstanding Note Balance of Notes (the “Notes”) which are held in the form of the Regulation S Global Note (CUSIP No. __________) with [Euroclear] [Clearstream]* (Common Code No. __________) through the Depository in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such beneficial interest in the Notes for an interest in the Regulation 144A Global Note (CUSIP No. __________).
In connection with such request, and in respect of such Notes. the Transferor does hereby certify that such Notes are being transferred in accordance with (i) the transfer restrictions set forth in the Indenture, and (ii) Rule 144A under the Securities Act to a transferee that the Transferor reasonably believes is purchasing the Notes for its own account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any jurisdiction.
This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Indenture Trustee and the Servicer.
[Insert Name of Transferor]
By: ____________________________________________
Name:
Title:
Dated:

EXHIBIT F
FORM OF TRANSFER CERTIFICATE FOR
REGULATION S GLOBAL NOTES DURING RESTRICTED PERIOD
F - 1

FORM OF TRANSFER CERTIFICATE FOR REGULATION S
GLOBAL CERTIFICATE DURING RESTRICTED PERIOD
Wells Fargo Bank, National Association MAC# N9303-121 Sixth Street and Marquette Avenue Minneapolis, Minnesota 55479 Attention: Corporate Trust Services
Re: Diamond Resorts Owner Trust 2013-1; Transfer of Class Note
Ladies and Gentlemen:
This certificate is delivered pursuant to Section 2.04 of the Indenture, dated as of January 23, 2013 (the “Indenture”), by and among Diamond Resorts Owner Trust 2013-1 (the “Issuer”), Diamond Resorts Financial Services, Inc. (the “Servicer”) and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”) in connection with the transfer by _______________ of a beneficial interest of $__________ Outstanding Note Balance in a Regulation S Global Note during the Restricted Period to the undersigned (the “Transferee”). The Transferee desires to beneficially own such transferred interest in the form of the Regulation S Global Certificate. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.
In connection with such transfer, the Transferee does hereby certify that it is not a “U.S. Person” (within the meaning of Rule 902(A) of Regulation S under the Securities Act of 1933, as amended), nor a Person acting for the account or benefit of a U.S. Person. This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer, the Indenture Trustee and the Servicer.
[Insert Name of Transferee]
By: ____________________________________________
Name:
Title:
Dated:

EXHIBIT G
FORM OF RECORD LAYOUT FOR DATA CONVERSION
File Date
Lender Code
Account Number
Account Code
Account Code Date
Resort
Obligor Name
Obligor Address
Obligor City
Obligor Zip Code
Obligor State Code
Obligor State Description
Obligor Country Code
Obligor Country Description
Credit Score
Days Delinquent
Purchase Price
Down Payment
Original Balance
Original Term
Interest Rate
Principal and Interest Monthly Payment
Monthly Impound
Late Charge Balance
Current Balance
Remaining Term
Contract Date
First Payment Date
Last Payment Date
Last Payment Amount
Next Payment Date
Payments Made
Default
Default Date

EXHIBIT H
[RESERVED]

EXHIBIT I
COLLECTION POLICY
Collections and delinquencies are managed utilizing technology to minimize account delinquencies by promoting satisfactory customer relations. Servicer’s collection policy is designed to maximize cash flow into the organization and assist each Obligor with the management of his or her account while enjoying the vacation ownership experience. Technological capabilities include predictive dialer, integrated software modules, automated lock box processing, and automated credit card processing.
Servicer’s collection department manages loan delinquencies by both phone and mail contact with the Obligor initiated at 10 days from the time an Assigned Account becomes delinquent. At 30 days delinquent, Servicer typically sends another letter advising the Obligor to bring the Assigned Account current while collection calls continue. Once the Assigned Account reaches 60 days delinquent, the Obligor is notified by mail that his/her loan balance has accelerated.
Summary of collection timeline:

10 Days Past Due	A past due notice is generated and mailed. Collection calls commence.
30 Days Past Due	A letter is sent advising that 2 payments are now due and payable within 7 days. Continue collection calls.
60 Days Past Due	A letter is sent advising the Obligor that the loan balance has been accelerated and that legal action will commence within 30 days if delinquency is not resolved.
90 Days Past Due	Account is transferred to loss mitigation for workout and/or recovery efforts.
90 – 180 Days Past Due	Telegram like letter is sent / Last chance. Deed in lieu of foreclosure or foreclosure process begins.
180 Days +	At 180 days past due a loan becomes a defaulted account. Default recovery process started on all accounts on or before it reaches 180 days past due.
270 Days Past Due	Default recovery completion date.
Please note that consumer bankruptcies, loans that fall under the soldiers and sailors act, hardship forbearances, and accounts needing legal research are exceptions to the timeline in the above table.

EXHIBIT J
FORM OF MONTHLY SERVICER REPORT
J - 1

OFFICER’S CERTIFICATE
The undersigned, an officer of Diamond Resorts Financial Services, Inc. (the " Servicer"), based on the information available on the date of this Certificate, does hereby certify as follows:
1I am an officer of the Servicer who has been authorized to issue this officer’s certificate on behalf of the Servicer.
2I have reviewed the data contained in the Monthly Servicer Report for the Due Period ended January 31, 2013 and the computations reflected in the Monthly Servicer Report attached hereto as Schedule A are true, correct and complete and are consistent in all material respects with the terms and provisions of the Transaction Documents.

All capitalized terms used herein but not defined herein shall have the meaning ascribed to them in the “Standard Definitions” found in Annex A of the Indenture.
DIAMOND RESORTS FINANCIAL SERVICES, INC.,
By: Name: Dave Womer Title: Vice President, Client and Loan Services
Date: February 15, 2013

DIAMOND RESORTS OWNER TRUST 2013-1
MONTHLY SERVICER REPORT

$93,560,000 Timeshare Loan Backed Notes, Series 2013-1
	$88,640,000 1.95% Class A
	$4,920,000 2.89% Class B

	Due Period			1/23/2013
	Determination Date			2/15/2013
	Payment Date			2/20/2013
	Interest Accrual Period (# Days)			30

A.		TOTAL COLLECTIONS

		Available Funds		2,000,000.00
		Total Principal Collections	0.00
		Total Interest Collections	0.00
		Total Other Collections	0.00
		Reserve Account Draw Amount		0.00
		Total Available Funds and Reserve Account Draw Amount in Collection Account		2,000,000.00

B.		DISTRIBUTIONS

	(i)	Indenture Trustee Fee and Custodian Fee, plus any accrued and unpaid fees and certain expenses		2,304.91
	(ii)	Back-Up Servicer Fee and any accrued and unpaid fees and transition expenses		5,745.16
	(iii)	Owner Trustee Fee (to be paid in February of each year), plus any accrued and unpaid fees and certain expenses		0.00
	(iv)	Administrator Fee (to be paid in January of each year) and certain expenses		1,000.00
	(v)	Servicing Fee, plus any accrued and unpaid fees		123,110.61
	(vi)	Class A Noteholders' Interest Distribution Amount		144,040.00
	(vii)	Class B Noteholders' Interest Distribution Amount		11,849.00
	(viii) a.	Class A Noteholders' Principal Distribution Amount		0.00
	(viii) b.	Class B Noteholders' Principal Distribution Amount		0.00
	(ix) a.	Class A Extra Principal Distribution Amount, pro-rata based on Percentage Interests (during a Non-Rapid Amortization Period)		0.00
	(ix) b.	Class B Extra Principal Distribution Amount, pro-rata based on Percentage Interests (during a Non-Rapid Amortization Period)		0.00
	(x)	Deposit into Reserve Account (if applicable)		0.00
	(xi)	Class A & Class B Noteholders reimbursement of any unreimbursed Note Balance Reduction Amounts and Deferred Interest		0.00
	(xii)	Indenture Trustee and Custodian expenses not paid pursuant to clause (i) above		0.00
	(xiii)	Back-up Servicer expenses not paid pursuant to clause (ii) above		0.00
	(xiv)	Owner Trustee expenses not paid pursuant to clause (iii) above		0.00
	(xv)	Administrator expenses not paid pursuant to clause (iv) above		0.00
	(xvi)	Remaining amounts to the Seller		1,711,950.32

C.		OUTSTANDING NOTE BALANCES

		Initial Note Balance at Closing		93,560,000.00
		Class A Note Balance at Closing		88,640,000.00
		Class B Note Balance at Closing		4,920,000.00

		Class A
		Initial Class A Note Balance		88,640,000.00

		Beginning Class A Note Balance		88,640,000.00
		Beginning Class A Percentage Interest		94.7%
		Class A Principal Distribution Amount Paid		—
		Class A Extra Principal Distribution Amount Paid		—
		Class A Note Balance Write Down Amount		—
		Class A Ending Note Balance		88,640,000.00

		Reimbursed Class A Note Balance Write Down Amount		—
		Interest on Unreimbursed Class A Note Balance Write Down Amount		—
		Unreimbursed Interest on Class A Note Balance Write Down Amount Outstanding		—
		Unreimbursed Class A Note Balance Write Down Amount Outstanding		—

		Class A Note Rate		1.95%
		Class A Interest Accrued during the related Interest Accrual Period		144,040.00
		Unpaid/Overage Interest Distribution Amounts from prior Payment Dates		—
		Class A Interest Distribution Amount		144,040.00

		Class B
		Initial Class B Note Balance		4,920,000.00

		Beginning Class B Note Balance		4,920,000.00
		Beginning Class B Percentage Interest		5.3%
		Class B Principal Distribution Amount Paid		—
		Class B Extra Principal Distribution Amount		—

	Class B Note Balance Write Down Amount	—
	Class B Ending Note Balance	4,920,000.00

	Reimbursed Class B Note Balance Write Down Amount	—
	Interest on Unreimbursed Class B Note Balance Write Down Amount	—
	Unreimbursed Interest on Class B Note Balance Write Down Amount Outstanding	—
	Unreimbursed Class B Note Balance Write Down Amount Outstanding	—

	Note Rate	2.89%
	Interest Accrued during the related Interest Accrual Period	11,849.00
	Unpaid/Overage Interest Distribution Amounts from prior Payment Dates	—
	Interest Distribution Amount	11,849.00

D.	Calculations for Principal Distribution Amount and Extra Principal Distribution Amount

	Initial Overcollateralization Amount	4,928,484.43
	Pro-forma Overcollateralization Amount	4,928,484.43
	Required Overcollateralization Amount	4,924,424.22
	Overcollateralization Release Amount	—

	Overcollateralization Deficiency Amount	—
	Extra Principal Distribution Amount	—

DIAMOND RESORTS OWNER TRUST 2013-1		~
MONTHLY SERVICER REPORT
$93,560,000 Timeshare Loan Backed Notes, Series 2013-1

$88,640,000 1.95% Class A
$4,920,000 2.89% Class B

Due Period		1/23/2013
Determination Date		2/15/2013
Payment Date		2/20/2013
Interest Accrual Period (# Days)		30

E. CREDIT ENHANCEMENT

Overcollateralization Amount for Such Payment Date (Payment Date n )		4,928,484.43
Aggregate Loan Balance of Timeshare Loans at end of the Due Period	98,488,484.43
Outstanding Note Balance after Distributions on such Payment Date	93,560,000.00
Reserve Account Balance after Making Distributions on Payment Date		984,884.84
Total Credit Enhancement		5,913,369.27
Total Credit Enhancement % of Agg. Loan Balance of Timeshare Loans at end of the Due Period		6%

F. COLLECTIONS DETAIL

Total Principal Collections		—
Scheduled Principal Collections	—
Prepayments	—
Repurchase Price paid by Seller to repurchase Defaulted Timeshare Loans	—
Repurchase Price paid by Seller to repurchase Defective Timeshare Loans	—
Substitution Shortfall Amounts	—
Total Interest Collections		—
Interest Collections	—
Accrued interest relating to repurchases by the Seller	—
Total Other Collections		—
Interest Received during Collection Period	—
Remarketing proceeds received in respect of Defaulted Timeshare Loans not repurchased/substituted for	—
Excess of Cash over Reserve Account Required Balance released to Collection Account (if any)	—
Total Available Funds in the Collection Account		—

G. COLLATERAL DETAIL

Aggregate Loan Balance as of the Initial Cut-off Date		98,488,484.43

Aggregate Loan Balance of Timeshare Loans as of the beginning of the related Due Period		98,488,484.43
Total Principal Collections less Defective Timeshare Loan repurchases		—
Loans that became Defaulted Loans during the Due Period that were not repurchased/substituted for		—
Loans that became Defaulted Loans during the related Due Period (Aggregate Loan Balance)	—
Qualified Substitute Loans substituted for loans that became Defaulted Loans during the Due Period (Agg Loan Balance)	—
Defaulted Timeshare Loans that were repurchased by the Seller	—
Loans that were Defective Loans during the Due Period that were not repurchased/substituted for		—
Loans that were Defective Loans during the related Due Period (Aggregate Loan Balance)	—
Qualified Substitute Loans substituted for loans that were Defective Loans during the Due Period (Agg Loan Balance)	—
DefectiveTimeshare Loans that were repurchased by the Seller	—
Aggregate Loan Balance of Timeshare Loans as of the end of the related Due Period		98,488,484.43

H. RESERVE ACCOUNT DETAIL

Non Rapid Amortization Reserve Account Required Balance (subject to the Reserve Account Floor Amount)		984,884.84
Reserve Account Floor Amount		233,900.00
Reserve Account Required Balance		984,884.84

Beginning Balance of Reserve Account		984,884.84
Interest Received during Collection Period		—
Beginning Balance of Reserve Account (including interest received during Interest Accrual Period)		984,884.84

Excess of Cash over Reserve Account Required Balance released to Collection Account (if any)		—
Remaining Balance of Reserve Account after Excess of Cash released to Collection Account		984,884.84

Deposit from Payment Waterfall to meet Reserve Account Required Balance (if any)		—
Reserve Account Draw Amount (if any)		—

Ending Balance of Reserve Account		984,884.84

DIAMOND RESORTS OWNER TRUST 2013-1
MONTHLY SERVICER REPORT

$93,560,000 Timeshare Loan Backed Notes, Series 2013-1
$88,640,000 1.95% Class A
$4,920,000 2.89% Class B

	Due Period		1/23/2013
	Determination Date		2/15/2013
	Payment Date		2/20/2013
	Interest Accrual Period (# Days)		30

I.	TIMESHARE LOAN PERFORMANCE STATUS

% of Agg. Loan Balance
		Agg. Loan Balance	as of End of Due Period
	31-60 days Delinquent Timeshare Loans	—	—%
	61-90 days Delinquent Timeshare Loans	—	—%
	91-120 days Delinquent Timeshare Loans	—	—%
	121-150 days Delinquent Timeshare Loans	—	—%
	151-180 days Delinquent Timeshare Loans	—	—%
	61 - 180 days Delinquent Timeshare Loans (Delinquency Level)	—	—%

% of Agg. Loan Balance as
		Agg. Loan Balance	of Due Period Beginning
	Timeshare Loans that Became Defaulted Timeshare Loans During the Due Period	—	—%
	Defaulted Timeshare Loans that were repurchased/substituted for by the Seller	—	—%
	Defaulted Timeshare Loans that were not repurchased/substituted for by the Seller	—	—%

	Remarketing Proceeds Received During the Due Period	—	—%
	Default Level for Current Due Period	—	—%

% of Agg. Loan Balance
		as of Initial Cut-Off Date	Agg. Loan Balance
	Maximum Cumulative Repurchases of Defaulted Timeshare Loans Permitted since the Closing Date	15%	14,773,272.66
	Cumulative Repurchases of Defaulted Timeshare Loans since the Closing Date		—
	Maximum Cumulative Repurchases of Defaulted Timeshare Loans Remaining		14,773,272.66
	Cumulative Repurchases in Compliance with Transaction Limit? (Yes/No)		Yes

5%
		as of Initial Cut-Off Date	Agg. Loan Balance
	Maximum Cumulative Substitutions of Defaulted Timeshare Loans Permitted since the Closing Date	20%	19,697,696.89
	Cumulative Substitutions of Defaulted Timeshare Loans since the Closing Date		—
	Maximum Cumulative Substitutions of Defaulted Timeshare Loans Remaining		19,697,696.89
	Cumulative Substitutions in Compliance with Transaction Limit? (Yes/No)		Yes

Cumulative Defaulted Timeshare Loans
	Breakdown of Defaulted Timeshare Loans to Date	Dollar Amount ($)	Percentage (1) (2)
	Initial Timeshare Loans (1)	—	—%
	Qualified Substitute Timeshare Loans (2)	—	—%

(1) Cumulative default percentage measured as a % of the Aggregate Loan Balance as of the Initial Cut-Off Date
(2) Cumulative default percentage measured as a % of the aggregate Loan Balance of all Qualified Substitute Timeshare Loans sold/conveyed to the Issuer (in respect of Defaulted Timeshare
Loans) since the Closing Date

DIAMOND RESORTS OWNER TRUST 2013-1
MONTHLY SERVICER REPORT

$93,560,000 Timeshare Loan Backed Notes, Series 2013-1
$88,640,000 1.95% Class A
$4,920,000 2.89% Class B

	Due Period	1/23/2013
	Determination Date	2/15/2013
	Payment Date	2/20/2013
	Interest Accrual Period (# Days)	30

J.	Cash Accumulation Event Calculations

	Delinquency Level for Related Due Period (periodn)	—%
	Delinquency Level for Previous Due Period (periodn -1)	—%
	Delinquency Level for Due Period Prior to Previous Due Period (periodn - 2)	—%

	Average of Delinquency Levels for the Last 3 Due Periods	—%
	Cash Accumulation Event Delinquency Level Trigger	7%
	Cash Accumulation Event? (Yes/No)	No

K.	Rapid Amortization Event Calculations

	Default Level for related Due Period (periodn)	—%
	Default Level for Previous Due Period (periodn -1)	—%
	Default Level for Due Period Prior to Previous Due Period (periodn - 2)	—%

	Average of Default Levels for the Last 3 Due Periods	—%
	Rapid Amortization Period Default Level Trigger	0.75%
	Rapid Amortization Period in Effect for Default Level? (Yes/No)	No

	Timeshare Loans that have become Defaulted Timeshare Loans Since the Closing Date	—
	Defaulted Timeshare Loans that have been repurchased or substituted for by the Seller since the Closing Date	—
	Defaulted Timeshare Loans that have not been repurchased or substituted for by the Seller since the Closing Date	—
	Remarketing Proceeds received in respect of Defaulted Timeshare Loans since the Closing Date	—

	Cumulative Default Level for Such Determination Date	—%
	Rapid Amortization Period Cumulative Default Level Trigger	20%
	Rapid Amortization Period in Effect for Cumulative Default Level? (Yes/No)	No

	Overcollateralization Amount for Previous Payment Date (Payment Date n -1)	—
	Required Overcollateralization Amount for Previous Payment Date (Payment Date n -1)	—

	Overcollateralization Amount for Previous Payment Date (Payment Date n -2)	—
	Required Overcollateralization Amount for Previous Payment Date (Payment Date n -2)	—

	Rapid Amortization Period in Effect for Previous Two OC Amounts Less than Required OC Amounts? (Yes/No)	No

	Recovery Ratio for such Determination Date (periodn)	#DIV/0!
	Recovery Ratio for Previous Determination Date (periodn -1)	—%
	Recovery Ratio for Determination Date Prior to Previous Determination Date (periodn - 2)	—%

	Rapid Amortization Period Recovery Ratio Trigger	25%
	Rapid Amortization Period in Effect for Recovery Ratio? (Yes/No)	#DIV/0!

EXHIBIT K
FORM OF SERVICER’S OFFICER CERTIFICATE

OFFICER’S CERTIFICATE
The undersigned, an officer of Diamond Resorts Financial Services, Inc. (the “Servicer”), based on the information available on the date of this Certificate, does hereby certify as follows:

1.	I am an officer of the Servicer who has been authorized to issue this officer’s certificate on behalf of the Servicer.

2.	I have reviewed the data contained in the Monthly Servicer Report and the computations reflected in the Monthly Servicer Report attached hereto as Schedule A are true, correct and complete.

DIAMOND RESORTS FINANCIAL SERVICES, INC.
By: ___________________________________
Name:
Title:

Schedule A

EXHIBIT L
[RESERVED]

EXHIBIT M
[RESERVED]

EXHIBIT N
FORM OF ST. MAARTEN NOTICE

<Date>
<Name> <Address> <City, State, Zip> <Country>
Re: Your St. Maarten Timeshare – Loan # <Contract Number>
Dear <Name>:
As one of Diamond Resorts’ valued Owners, you are very important to us and we are committed to keeping you informed about any business that affects you. In keeping our promise, we wish to inform you of a recent change that affects the loan for your timeshare ownership, but does not affect the way it will be serviced.
The Diamond Resorts company that has been the creditor of your loan has transferred and assigned all of its right, title, and interest to your loan. Effective as of ___________, 2013, your loan has been assigned to Diamond Resorts Owner Trust 2013-1 and pledged to Wells Fargo Bank, National Association, as indenture trustee for the benefit of note holders pursuant to an indenture.*
We want to assure you that Diamond Resorts Financial Services, Inc. will continue to provide service for all aspects of your loan. The transfer in no way affects you membership in you owners’ association, if any, or the usage of your timeshare. Also, the transfer does not affect how you will make your payments, and we appreciate your continuing to make them as usual.
The transfer of loans to other lenders is a routine procedure in our industry, and will not affect our business relationship. If you wish to speak to a Diamond Resorts Financial Services representative, please call our offices toll-free at 877-DRI-CLUB. Our hours are Monday through Friday, 8 a.m. to 6 p.m., Pacific Time. We welcome any questions you may have.
Thank you for being a member of our family at Diamond Resorts. It is always our pleasure to assist you in any way we can.
Sincerely,
Diamond Resorts Financial Services, Inc. On behalf of AKGI St. Maarten NV, Diamond Resorts Corporation, Diamond Resorts Finance Holding Company, Diamond Resorts Seller 2013-1, LLC and the Issuer
* This transfer was made in a sequential manner as follows: AKGI St. Maarten N.V., the creditor of your loan, pursuant to an instrument of transfer, transferred and assigned all of its right, title, and interest to the loan to Diamond Resorts Corporation, a Maryland corporation. Diamond Resorts Corporation, pursuant to an instrument of transfer, transferred and assigned all of its right, title and interest to the loan to Diamond Resorts Finance Holding Company, a Delaware corporation. Diamond Resorts Finance Holding Company pursuant to a purchase agreement sold all of its right, title, and interest to the loan to Diamond Resorts Seller 2013-1, LLC, a Delaware limited liability company. After these transfers, Diamond Resorts Seller 2013-1, LLC, pursuant to a sale agreement, transferred and assigned all of its right, title and interest to the loan to Diamond Resorts Owner Trust 2013-1 (the “Issuer”), and the Issuer, pursuant to an indenture, pledged all of its right, title and interest to the loan to Wells Fargo Bank, National Association, as indenture trustee for the benefit of the Noteholders, as security for its obligations under the indenture.
N - 2